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Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

        Simon Property Group, Inc. (the "Company" or "Simon Property") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively the "Simon Group") are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls, Premium Outlet® centers and community shopping centers.

        At December 31, 2004, the Company, directly or through the Operating Partnership, owned or had an interest in 297 properties which consisted primarily of regional malls, Premium Outlet centers, and community shopping centers containing an aggregate of 203 million square feet of gross leasable area (GLA) in 40 states plus Puerto Rico. The Company also holds interests in 51 European shopping centers in France, Italy, Poland and Portugal; 4 Premium Outlet centers in Japan; one Premium Outlet center in Mexico; and one shopping center in Canada.

        On October 14, 2004, the Company completed a $5.2 billion (including the assumption of debt) acquisition of Chelsea Property Group, Inc. ("Chelsea"). Chelsea common shareholders received merger consideration of $36.00 in cash; 0.2936 of a share of Simon common stock; and 0.3000 of a share of Simon 6% Series I convertible perpetual preferred stock for each share of Chelsea common stock. At closing, shares and units were issued as follows:

  •
  12,978,795 shares of Simon Property Common Stock

  •
  4,652,232 Simon Property Group, L.P. common units

  •
  13,261,712 shares of Simon Property 6% Series I Convertible Perpetual Preferred Stock (liquidation value of $50 per share)

  •
  4,753,794 Simon Property Group, L.P. 6% Convertible Perpetual Preferred Units (liquidation value of $50 per unit)

        Chelsea operates as a division of SPG from its headquarters in Roseland, New Jersey, with David Bloom, chief executive officer of Chelsea Property Group, and the Chelsea management team continuing their leadership. David Bloom has been appointed as an Advisory Director of the Simon Property Group Board of Directors.

        Chelsea Property Group is the leading owner, developer and manager of Premium Outlet centers in the U.S. and Asia. Its portfolio includes 36 Premium Outlet centers (31 in the U.S.; 4 in Japan and one in Mexico) located in major metropolitan markets such as New York, Los Angeles and Boston, and tourist destinations such as Orlando, Las Vegas and Palm Springs. As of December 31, 2004, the 31 domestic Premium Outlet centers were over 99% occupied and generated sales per square foot of $412. Chelsea's four Premium Outlet centers in Japan, located near Tokyo, Osaka and Fukuoka, were fully leased and generated sales per square foot of $821 as of December 31, 2004.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of December 31, 2004, for the Company and the Operating Partnership.

        Certain statements contained in this Supplemental Package may constitute "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform

Act of 1995. Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership. We direct you to the Company's various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q for a detailed discussion of risks and uncertainties.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

Reporting Calendar

        Results for the next three quarters will be announced according to the following approximate schedule:

First Quarter 2005	April 28, 2005
Second Quarter 2005	July 28, 2005
Third Quarter 2005	October 27, 2005

Stock Information

        Simon Property Group common stock and four issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.75% Series F Cumulative Preferred	SPGPrF
7.89% Series G Cumulative Preferred	SPGPrG
6% Series I Convertible Perpetual Preferred	SPGPrI
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	BBB+	(Stable)
Senior Unsecured	BBB+	(Stable)(1)
Preferred Stock	BBB	(Stable)
Moody's
Senior Unsecured	Baa2	(Stable)
Preferred Stock	Baa3	(Stable)

(1)
Standard & Poor's upgraded its rating on Simon Group's senior unsecured debt from BBB to BBB+ on December 29, 2004.

Simon Property Group Ownership Structure(1)
December 31, 2004

(1)
Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)
The number of outstanding shares of common stock of Simon Property exceeds the number of Operating Partnership units owned by Simon Property by 1,670,944. This is the result of the direct ownership of Ocean County Mall by Simon Property, partially offset by units issued to Simon Property in exchange for the contribution of interests in Northshore Mall.

(3)
Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(4)
Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with regular common stock.

(5)
Consists of NID Corporation, directly or indirectly, members of the DeBartolo family, including Edward J. DeBartolo, Jr. and M. Denise DeBartolo York, or trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests.

(6)
Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with regular common stock.

(7)
Other executives includes directors and executive officers of Simon Property, other than Simon and DeBartolo family members.

SIMON PROPERTY GROUP

Changes in Common Shares and Unit Ownership

For the Period from December 31, 2003 through December 31, 2004

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2003	60,591,896	201,981,997
Purchase of Simon Property Common Stock in open market	—	(317,300)
Issuance of Stock for Stock Option Exercises	—	392,943
Issuance of Shares for Chelsea Property Group Acquisition	—	12,978,795
Issuance of Units for Chelsea Property Group Acquisition	4,652,232	—
Issuance of Units for Gateway Shopping Center Acquisition	120,671	—
Issuance of Units for Debt Refinancing	66,796	—
Conversion of Units into Common Stock	(4,194,117)	4,194,117
Conversion of Preferred Units into Common Stock	—	803,341
Conversion of Preferred Units into Common Units	7,473	—
Conversion of Units into Cash	(301,536)	—
Shares Retired	—	(93,000)
Restricted Stock Awards (Stock Incentive Program), Net	—	365,602

Number Outstanding at December 31, 2004	60,943,415	220,306,495

Total Common Shares and Units Outstanding at December 31, 2004:
281,249,910(2)

Details for Diluted Common Shares Outstanding(5):
Company Common Shares Outstanding at December 31, 2004	220,306,495
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(3)	10,678,569
Series C 7% Cumulative Convertible Preferred Units(3)	1,157,418
Series I 6% Convertible Perpetual Preferred Units(3)	3,427,572
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)	886,919

Diluted Common Shares Outstanding at December 31, 2004	236,456,973

Fully Diluted Common Shares and Units Outstanding(5) at December 31, 2004:
297,400,388

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)
Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 61).

(3)
Conversion terms provided on page 61 of this document.

(4)
Based upon the weighted average stock price for the quarter ended December 31, 2004.

(5)
For FFO purposes.

SIMON PROPERTY GROUP

Selected Financial and Equity Information

As of December 31, 2004

Unaudited

(In thousands, except as noted)

	As of or for the Three Months Ended December 31,		As of or for the Twelve Months Ended December 31,
	2004	2003	2004	2003
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$836,062	$657,371	$2,641,751	$2,300,214
Net Income Available to Common Shareholders	$107,444	$165,424	$300,647	$313,577
Basic Earnings per Common Share	$0.49	$0.86	$1.45	$1.65
Diluted Earnings per Common Share	$0.49	$0.83	$1.44	$1.65
FFO of the Simon Portfolio	$385,268	$333,253	$1,181,924	$1,041,105
Diluted FFO of the Simon Portfolio	$397,577	$334,783	$1,198,056	$1,068,731
Basic FFO per Share	$1.38	$1.31	$4.42	$4.16
Diluted FFO per Share	$1.36	$1.26	$4.39	$4.04
Distributions per Share	$0.65	$0.60	$2.60	$2.40
	December 31, 2004	December 31, 2003
Shareholders' Equity Information
Limited Partner Units Outstanding at End of Period	60,943	60,592
Shares Outstanding at End of Period	220,307	201,982

Total Common Shares and Units Outstanding at End of Period	281,250	262,574

Weighted Average Limited Partnership Units Outstanding	59,086	61,122
Weighted Average Shares Outstanding—Basic(1)	207,990	189,475
Weighted Average Shares Outstanding—Diluted(1)	213,745	203,468
Debt Information
Consolidated Debt	$14,586,393	$10,266,388
Simon Group's Share of Joint Venture Debt	$2,750,327	$2,739,630
Market Capitalization
Common Stock Price at End of Period	$64.67	$46.34
Equity Market Capitalization(2)	$19,829,361	$12,834,007
Total Capitalization—Including Simon Group's Share of JV Debt	$37,166,081	$25,840,025
	As of or for the Twelve Months Ended December 31,
	2004	2003
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$12,933	$10,668
Joint Venture Properties	$3,709	$1,334
Simon Group's Share of Joint Venture Properties	$1,825	$567

(1)
For purposes of computing FFO per share.
(2)
Market value of Common Stock, Units and all issues of Preferred Stock of the Company.

        On the next three pages, we present balance sheet and income statement data on a pro rata basis reflecting the Company's proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company. The Real Estate Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

SIMON PROPERTY GROUP, INC.
Unaudited Pro-Rata Balance Sheet
As of December 31, 2004

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Joint Ventures	Total Company's Share
ASSETS:
Investment properties, at cost	$21,253,761	$(264,050)	$20,989,711	$5,145,365	$26,135,076
Less—accumulated depreciation	3,162,523	(51,900)	3,110,623	653,019	3,763,642

	18,091,238	(212,150)	17,879,088	4,492,346	22,371,434
Cash and cash equivalents	520,084	(19,876)	500,208	110,965	611,173
Tenant receivables and accrued revenue, net	361,590	(6,630)	354,960	79,411	434,371
Investment in unconsolidated entities, at equity	1,920,983	—	1,920,983	(1,920,983)	—
Deferred costs, other assets, and minority interest, net	1,176,124	(62,181)	1,113,943	135,823	1,249,766

Total assets	$22,070,019	$(300,837)	$21,769,182	$2,897,562	$24,666,744

LIABILITIES:
Mortgages and other indebtedness	$14,586,393	$(242,667)	$14,343,726	$2,750,327	$17,094,053
Accounts payable, accrued expenses and deferred revenues	1,113,645	(22,840)	1,090,805	147,755	1,238,560
Cash distributions and losses in partnerships and joint ventures, at equity	37,739	—	37,739	(37,739)	—
Other liabilities, minority interest and accrued dividends	311,592	(35,330)	276,262	37,219	313,481

Total liabilities	16,049,369	(300,837)	15,748,532	2,897,562	18,646,094

LIMITED PARTNERS' INTEREST IN THE OPERATING PARTNERSHIP	965,204	—	965,204	—	965,204
LIMITED PARTNERS' PREFERRED INTEREST IN THE OPERATING PARTNERSHIP	412,840	—	412,840	—	412,840
SHAREHOLDERS' EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 25,434,967 and 12,078,013 issued and outstanding, respectively. Liquidation values $1,071,748 and $376,950, respectively	1,062,687	—	1,062,687	—	1,062,687
Common stock, $.0001 par value, 400,000,000 shares authorized, 222,710,350 and 200,876,552 issued and outstanding, respectively	23	—	23	—	23
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 and 3,200,000 issued and outstanding, respectively	—	—	—	—	—
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	4,993,698	—	4,993,698	—	4,993,698
Accumulated deficit	(1,335,436)	—	(1,335,436)	—	(1,335,436)
Accumulated other comprehensive income	16,365	—	16,365	—	16,365
Unamortized restricted stock award	(21,813)	—	(21,813)	—	(21,813)
Common stock held in treasury at cost, 2,415,855 shares and 2,098,555 shares, respectively	(72,918)	—	(72,918)	—	(72,918)

Total shareholders' equity	4,642,606	—	4,642,606	—	4,642,606

	$22,070,019	$(300,837)	$21,769,182	$2,897,562	$24,666,744

SIMON PROPERTY GROUP, INC.
Unaudited Pro-Rata Statement of Operations
For The Three Months Ended December 31, 2004

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Joint Ventures	Total Company's Share
REVENUE:
Minimum rent	$493,198	$(8,109)	$485,089	$117,777	$602,866
Overage rent	37,006	(459)	36,547	12,279	48,826
Tenant reimbursements	225,258	(3,839)	221,419	56,436	277,855
Management fees and other revenues	18,402	—	18,402	—	18,402
Other income	62,198	695	62,893	10,286	73,179

Total revenue	836,062	(11,712)	824,350	196,778	1,021,128

EXPENSES:
Property operating	100,558	(1,588)	98,970	38,848	137,818
Depreciation and amortization	194,415	(2,018)	192,397	59,743	252,140
Real estate taxes	71,530	(1,103)	70,427	13,280	83,707
Repairs and maintenance	24,621	(832)	23,789	8,083	31,872
Advertising and promotion	32,014	(568)	31,446	5,945	37,391
Provision for credit losses	7,670	(63)	7,607	2,239	9,846
Home and regional office	29,367	—	29,367	—	29,367
General & administrative	6,145	—	6,145	—	6,145
Impairment charge	18,000	—	18,000	—	18,000
Other	15,930	(490)	15,440	8,465	23,905

Total operating expenses	500,250	(6,662)	493,588	136,603	630,191

OPERATING INCOME	335,812	(5,050)	330,762	60,175	390,937
Interest expense	190,360	(2,253)	188,107	39,871	227,978

Income before minority interest	145,452	(2,797)	142,655	20,304	162,959
Minority interest	(2,797)	2,797	—	—	—
Gain (loss) on sales of assets and other, net	—	—	—	—	—
Income tax expense of taxable REIT subsidiaries	(932)	—	(932)	—	(932)

Income before unconsolidated entities	141,723	—	141,723	20,304	162,027
Income from other unconsolidated entities	20,304	—	20,304	(20,304)	—

Income from continuing operations	162,027	—	162,027	—	162,027
Results of operations from discontinued operations	885		885	—	885
Gain (loss) on disposal or sale of discontinued operations	(37)	—	(37)	—	(37)

Income before allocation to limited partners	162,875	—	162,875	—	162,875
LESS:
Limited partners' interest in the Operating Partnership	30,079	—	30,079	—	30,079
Preferred distributions of the Operating Partnership	6,510	—	6,510	—	6,510

NET INCOME	126,286	—	126,286	—	126,286
Preferred dividends	(18,842)	—	(18,842)	—	(18,842)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$107,444	$—	$107,444	$—	$107,444

RECONCILIATION TO FFO:
Net Income			$126,286	$—	$126,286
Less:
Joint Venture Net Income			(20,304)	20,304	—

Net Income			105,982	20,304	126,286
Plus:
Limited Partners' interest in the Operating Partnership and Preferred distributions of the Operating Partnership			36,589	—	36,589
Depreciation and amortization from combined consolidated properties and discontinued operations			191,577	—	191,577
Our share of depreciation and amortization from unconsolidated affiliates			—	58,655	58,655
Loss on sale of real estate and discontinued operations			37	—	37
Tax provision related to gain on sale			(503)	—	(503)
Less:
Minority interest portion of depreciation and amortization			(2,021)	—	(2,021)
Preferred distributions (Including those of subdisiaries)			(25,352)	—	(25,352)

Our FFO			$306,309	$78,959	$385,268

% of Total FFO:			79.51%	20.49%	100.00%

SIMON PROPERTY GROUP, INC.
Unaudited Pro-Rata Statement of Operations
For The Twelve Months Ended December 31, 2004

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Joint Ventures	Total Company's Share
REVENUE:
Minimum rent	$1,577,752	$(27,022)	$1,550,730	$431,937	$1,982,667
Overage rent	66,960	(759)	66,201	18,650	84,851
Tenant reimbursements	766,704	(16,191)	750,513	206,578	957,091
Management fees and other revenues	72,737	—	72,737	—	72,737
Other income	157,598	(657)	156,941	34,579	191,520

Total revenue	2,641,751	(44,629)	2,597,122	691,744	3,288,866

EXPENSES:
Property operating	366,054	(9,121)	356,933	129,825	486,758
Depreciation and amortization	622,581	(6,862)	615,719	185,197	800,916
Real estate taxes	254,977	(4,294)	250,683	53,026	303,709
Repairs and maintenance	91,974	(2,432)	89,542	27,730	117,272
Advertising and promotion	69,059	(1,327)	67,732	17,207	84,939
Provision for credit losses	17,716	(311)	17,405	4,826	22,231
Home and regional office costs	91,178	—	91,178	—	91,178
General & administrative	16,781	—	16,781	—	16,781
Impairment charge	18,000	—	18,000	—	18,000
Other	39,832	(1,736)	38,096	36,148	74,244

Total operating expenses	1,588,152	(26,083)	1,562,069	453,959	2,016,028

OPERATING INCOME	1,053,599	(18,546)	1,035,053	237,785	1,272,838
Interest expense	662,090	(8,859)	653,231	156,672	809,903

Income before minority interest	391,509	(9,687)	381,822	81,113	462,935
Minority interest	(9,687)	9,687	—	—	—
Gain (loss) on sales of assets and other, net	(760)	—	(760)	—	(760)
Income tax expense of taxable REIT subsidiaries	(11,770)	—	(11,770)	—	(11,770)

Income before unconsolidated entities	369,292	—	369,292	81,113	450,405
Income from other unconsolidated entities	81,113	—	81,113	(81,113)	—

Income from continuing operations	450,405	—	450,405	—	450,405
Results of operations from discontinued operations	(293)	—	(293)	—	(293)
Gain (loss) on disposal or sale of discontinued operations	(252)	—	(252)	—	(252)

Income before allocation to limited partners	449,860	—	449,860	—	449,860
LESS:
Limited partners' interest in the Operating Partnership	85,647	—	85,647	—	85,647
Preferred distributions of the Operating Partnership	21,220	—	21,220	—	21,220

NET INCOME	342,993	—	342,993	—	342,993
Preferred dividends	(42,346)	—	(42,346)	—	(42,346)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$300,647	$—	$300,647	$—	$300,647

RECONCILIATION TO FFO:
Net Income			$342,993	$—	$342,993
Less:
Joint Venture Net Income			(81,113)	81,113	—

Net Income			261,880	81,113	342,993
Plus:
Limited Partners' interest in the Operating Partnership and Preferred distributions of the Operating Partnership			106,867	—	106,867
Depreciation and amortization from combined consolidated properties and discontinued operations			615,195	—	615,195
Our share of depreciation and amortization from unconsolidated affiliates			—	181,999	181,999
Loss on sale of real estate and discontinued operations			1,012	—	1,012
Tax provision related to gain on sale			4,281	—	4,281
Less:
Minority interest portion of depreciation and amortization			(6,857)	—	(6,857)
Preferred distributions (Including those of subdisiaries)			(63,566)	—	(63,566)

Our FFO			$918,812	$263,112	$1,181,924

% of Total FFO:			77.74%	22.26%	100.00%

Simon Property Group
Reconciliation of NOI to Net Income
As of December 31, 2004

        Industry practice is to evaluate real estate properties on an unleveraged basis. NOI is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

        However, you should understand that NOI:

  •
  does not represent cash flow from operations as defined by GAAP,

  •
  should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

  •
  is not an alternative to cash flows as a measure of liquidity, and

  •
  is not indicative of cash flows from operating, investing and financing activities.

        The Reconciliation of NOI to Net Income provides "Total NOI of the Simon Group Portfolio" and reconciles the amounts to net income, which we believe is the most directly comparable GAAP financial measure. The Computation of Comparable Property NOI Growth provides the increase in the comparable regional mall NOI for the twelve months ended December 31, 2004.

	For the Three Months Ended December 31,		For the Year Ended December 31,
(in thousands)
	2004	2003	2004	2003
Reconciliation of NOI of consolidated Properties:
Net Income	$126,286	$173,514	$342,993	$368,715
Add: Preferred distributions of the Operating Partnership	6,510	3,539	21,220	12,044
Limited partners' interest in the Operating Partnership	30,079	53,039	85,647	100,956
Discontinued operations—Results of operations and loss on disposal or sale, net	(848)	(50,623)	545	(32,637)
Income tax expense of taxable REIT subsidiaries	932	1,147	11,770	7,597
Minority interest	2,797	3,970	9,687	7,277
Interest Expense	190,360	151,016	662,090	602,509
Income from unconsolidated entities	(20,304)	(28,656)	(81,113)	(99,645)
(Gain) Loss on sales of assets and other, net	—	24	760	5,146

Operating Income	335,812	306,970	1,053,599	971,962
Depreciation and amortization expense	194,415	126,975	622,581	496,297

NOI of consolidated Properties	$530,227	$433,945	$1,676,180	$1,468,259

Reconciliation of NOI of unconsolidated entities:
Net Income	$91,741	$98,312	$304,949	$316,595
Add: Minority interest	—	115	—	654
Interest Expense	96,318	86,289	375,884	335,494
Discontinued operations—Results of operations and loss on disposal or sale, net	(1,100)	(26,786)	(30,513)	(68,225)
Income from unconsolidated entities	1,294	(1,184)	5,129	(8,393)

Operating Income	188,253	156,746	655,449	576,125
Depreciation and amortization expense	85,207	64,393	290,256	230,578

NOI of unconsolidated entities	$273,460	$221,139	$945,705	$806,703

Total consolidated and unconsolidated NOI from continuing operations	$803,687	$655,084	$2,621,885	$2,274,962

Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	5,645	49,845	83,250	164,007

Total NOI of the Simon Group Portfolio	$809,332	$704,929	$2,705,135	$2,438,969

Increase in NOI from prior period	14.8%	8.9%	10.9%	6.3%
Less: Joint venture partner's share of NOI	165,284	169,552	629,536	569,574

Simon Group's Share of NOI	$644,048	$535,377	$2,075,599	$1,869,395

Increase in Simon Group's Share of NOI from prior period	20.3%	5.0%	11.0%	5.9%

Simon Property Group
Computation of Comparable Property NOI Growth
As of December 31, 2004

	For the Three Months Ended December 31,		For the Year Ended December 31,
(in thousands)
	2004	2003	2004	2003
Total NOI of the Simon Group Portfolio	$809,332	$704,929	$2,705,135	$2,438,969
NOI from noncomparable properties	(215,663)	(71,045)	(470,565)	(172,445)
NOI from Home and Regional Office cost allocations, Corporate, and Other	13,971	10,903	25,675	13,088
NOI from disposition Properties	(2,413)	(39,229)	(67,178)	(125,720)
Peripheral land sales at Regional Mall and Mixed-Use Properties	(8,213)	(6,424)	(16,418)	(23,178)
Impairment charge	18,000	—	18,000	0

Comparable NOI of Regional Malls and Mixed-Use Properties	$615,014	$599,134	$2,194,649	$2,130,714

Increase in Comparable Regional Mall and Mixed-Use NOI from prior period	2.7%		3.0%

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
(In thousands)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2004	2003	2004	2003
Consolidated Properties
Other Income
Interest Income	$4,734	$5,091	$12,757	$17,392
Lease Settlement Income	1,300	5,760	11,856	14,636
Gains on Land Sales and Income from the Sale of Net Leases	22,964	20,770	45,160	33,914
Simon Brand Ventures/Simon Business Network Revenues(1)	25,108	24,780	69,708	54,634
Other	8,092	3,908	18,117	15,916

Totals	$62,198	$60,309	$157,598	$136,492

Other Expense
Ground Rent	$6,296	$5,098	$20,689	$15,781
Professional Fees	2,087	1,764	4,503	4,939
Simon Brand Ventures/Simon Business Network Expenses	4,687	692	6,794	1,375
Other	2,860	2,126	7,846	5,121

Totals	$15,930	$9,680	$39,832	$27,216

(1)
Additional Simon Brand Ventures and Simon Business Network revenues are recorded in minimum rent.

SIMON PROPERTY GROUP
NOI Composition
For the Twelve Months Ended December 31, 2004

Geographic Diversification of U.S. Regional Mall
Portfolio(1)

Asset Mix of Portfolio(2)

(1)	U.S. regions:
	Northeast—PA, NY, VT, NH, ME, MA, NJ, CT and RI	West North Central—ND, SD, NE, KS, MN, IA and MO
	Mideast—KY, WV, MD, DE, VA, NC and SC	East North Central—WI, MI, OH, IN and IL
	Southeast—TN, MS, AL, GA, FL and Puerto Rico	Mountain—NV, AZ, NM, UT, CO, ID, MT and WY
	Southwest—TX, OK, LA and AR	Pacific—CA, OR and WA
(2)	International includes four Premium Outlets in Japan

SIMON PROPERTY GROUP
U.S. Portfolio GLA, Occupancy & Rent Data
As of December 31, 2004

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA	% of Owned GLA Which is Leased	Average Base Rent Per Square Foot
Regional Malls
Anchor	102,703,517	29,188,521	24.0%	95.2%	$4.35
Mall Store	58,778,036	58,628,769	48.2%	92.8%	$34.25
Freestanding	4,187,965	2,112,195	1.7%	89.4%	$11.72

Subtotal	62,966,001	60,740,964	49.9%	92.7%	$33.50
Regional Mall Total	165,669,518	89,929,485	73.9%
Premium Outlets
Mall Store	11,557,370	11,557,370	9.5%	99.3%	$21.85
Premium Outlets Total	11,557,370	11,557,370	9.5%	99.3%	$21.85
Community Shopping Centers
Anchor	12,936,999	8,064,687	6.6%	91.9%	$8.83
Mall Store	5,027,774	4,944,946	4.1%	91.5%	$14.49
Freestanding	952,263	455,759	0.4%	95.6%	$7.68

Community Ctr. Total	18,917,036	13,465,392	11.1%	91.9%	$10.91
Office Buildings & Office Portion of Retail(1)	3,057,166	3,057,166	2.5%	75.7%	$25.16
Other(2)	3,732,326	3,732,326	3.0%

Total U.S. Properties	202,933,416	121,741,739	100.0%

(1)
Includes two office buildings, O'Hare International Center and Riverway, comprising 494,504 and 819,181 square feet, respectively.

(2)
Other assets include 21 other properties that contribute less than .50% of Simon Group's NOI.

SIMON PROPERTY GROUP
Regional Mall Operational Information
As of December 31, 2004
Unaudited

	As of or for the Twelve Months Ended December 31,
	2004	2003
Total Number of Regional Malls	172	176
Total Regional Mall GLA (in millions of square feet; includes office portion of retail)	167.7	171.0
Occupancy(1)
Consolidated Assets	92.7%	92.2%
Unconsolidated Assets	92.6%	92.7%
Total Portfolio	92.7%	92.4%
Comparable sales per square foot(2)
Consolidated Assets	$411	$388
Unconsolidated Assets	$460	$427
Total Portfolio	$427	$402
Average rent per square foot(1)
Consolidated Assets	$32.81	$31.28
Unconsolidated Assets	$34.78	$33.73
Total Portfolio	$33.50	$32.26
Average Base Rent Per Square Foot	Mall & Freestanding Stores	% Change
12/31/04	$33.50	3.8%
12/31/03	32.26	5.1%
12/31/02	30.70	4.8%
12/31/01	29.28	3.4%
12/31/00	28.31	3.6%

Rental Rates

	Average Base Rent(3)		Amount of Change
	Lease Signings During Period	Store Closings/ Lease Expirations During Period	$ Change	% Change
2004	$39.33	$33.59	$5.74	17.1%
2003	41.28	32.99	8.29	25.1%
2002	40.35	32.58	7.77	23.8%
2001	34.88	29.10	5.78	19.9%
2000	35.13	29.24	5.89	20.1%

(1)
Includes mall and freestanding stores

(2)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(3)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
Regional Mall Lease Expirations(1)
As of December 31, 2004

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 12/31/04
Regional Malls—Mall Stores & Freestanding
Month to Month Leases	702	1,568,415	$35.70
2005	2,146	5,418,121	$32.06
2006	2,389	5,949,174	$32.76
2007	2,405	5,679,422	$34.69
2008	1,813	5,279,666	$34.67
2009	1,838	5,488,347	$32.53
2010	1,619	4,967,232	$35.51
2011	1,446	4,330,018	$34.59
2012	1,189	3,980,231	$35.61
2013	1,197	3,835,302	$38.42
2014	1,217	3,765,802	$39.40
2015	491	2,049,081	$37.27
2016 and Thereafter	133	1,987,960	$20.71
Specialty Leasing Agreements w/ terms in excess of 12 months	972	2,489,248	$13.09
Anchor Tenants
Month to Month Leases	2	147,273	$2.96
2005	11	1,304,347	$2.35
2006	20	2,400,586	$2.69
2007	17	1,875,064	$2.01
2008	26	3,217,290	$3.80
2009	31	3,227,889	$3.46
2010	26	2,939,592	$2.95
2011	11	928,657	$6.44
2012	17	1,955,174	$5.11
2013	10	1,638,346	$6.86
2014	13	1,207,089	$7.71
2015	10	980,585	$6.48
2016 and Thereafter	40	4,551,206	$5.66

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Regional Mall Top Tenants
As of December 31, 2004
(Square Feet in 000's)

Top 10 In-Line Retail Tenants (sorted by percentage of total base minimum rent)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Limited Brands, Inc.	546	3,510	1.7%	4.0%
The Gap, Inc.	346	3,576	1.8%	2.7%
Foot Locker, Inc.	433	1,783	0.9%	2.1%
Zale Corporation	426	487	0.2%	1.6%
Luxottica Group S.P.A	536	907	0.4%	1.6%
Abercrombie & Fitch Co.	153	1,114	0.5%	1.3%
Children's Place Retail Stores	188	836	0.4%	1.0%
Sterling Jewelers, Inc.	203	290	0.1%	1.0%
American Eagle Outfitters, Inc.	125	671	0.3%	0.8%
Genesco, Inc.	312	392	0.2%	0.8%

Top 10 Anchors (sorted by percentage of total square footage)(1)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Sears Roebuck & Co.	131	20,094	9.9%	0.4%
Federated Department Stores	93	18,211	9.0%	0.6%
J.C. Penney Co., Inc.	118	17,056	8.4%	0.9%
The May Department Stores	94	14,152	7.0%	0.2%
Dillard's Department Stores	80	11,911	5.9%	0.1%
Saks Incorporated	41	4,766	2.3%	1.0%
Nordstrom, Inc.	21	3,722	1.8%	0.0%
Belk, Inc.	15	1,747	0.9%	0.1%
Target Corporation	11	1,368	0.7%	0.0%
The Neiman Marcus Group, Inc.	7	926	0.5%	0.1%

(1)
Includes space leased and space owned by the anchor

SIMON PROPERTY GROUP
Regional Mall Anchor/Big Box Openings
2004-2006

Property Name	Location	New Tenant	Former Tenant
Openings in 2004
Bangor Mall	Bangor, ME	Dick's Sporting Goods	Porteus
Battlefield Mall	Springfield, MO	Steve & Barry's	Battlefield Cinema
Brea Mall	Brea, CA	Cheesecake Factory	N/A
Century III Mall	Pittsburgh, PA	Dick's Sporting Goods	Wickes Furniture
College Mall	Bloomington, IN	Target	JCPenney
Cordova Mall	Pensacola, FL	Cost Plus World Market	Montgomery Ward
Dadeland Mall	Miami, FL	Nordstrom	Lord & Taylor
Emerald Square	Attleboro, MA	Filene's Home	Lord & Taylor
Greenwood Park Mall	Greenwood, IN	Dick's Sporting Goods	Service Merchandise
Gulfview Square	New Port Richey, FL	Best Buy Linens 'n Things	Dillard's (relocated) Dillard's (relocated)
Irving Mall	Irving, TX	Circuit City	Food court & small shops
Longview Mall	Longview, TX	Beall's	Service Merchandise
Maplewood Mall	St. Paul, MN	Barnes & Noble	N/A
North East Mall	Hurst, TX	Rave Theater	Montgomery Ward
Prien Lake Mall	Lake Charles, LA	Cinemark Theater	White House
Rolling Oaks	San Antonio, TX	JCPenney	N/A
Roosevelt Field	Garden City, NY	Bloomingdale's Furniture and Bedding Dick's Sporting Goods	Stern's Stern's
Shops at Sunset Place	Miami, FL	L.A. Fitness	IMAX Theatre
Southern Hills Mall	Sioux City, IA	Barnes & Noble JCPenney	N/A Target
SouthPark Mall	Charlotte, NC	Nordstrom Dick's Sporting Goods	N/A Sears
SouthPark Mall	Moline, IL	Dillard's	Montgomery Ward
Sunland Park Mall	El Paso, TX	Foley's	JCPenney
Tippecanoe Mall	Lafayette, IN	Dick's Sporting Goods H.H. Gregg	Lazarus Lazarus
Towne East Square	Wichita, KS	Steve & Barry's	Steinmart
Washington Square	Indianapolis, IN	Burlington Coat Factory Dick's Sporting Goods	JCPenney Lazarus

White Oaks Mall	Springfield, IL	Dick's Sporting Goods	Montgomery Ward
Openings Projected in 2005
Boynton Beach Mall	Boynton Beach, FL	Muvico Theater	Macy's
Burlington Mall	Burlington, MA	Cheesecake Factory	N/A
Cielo Vista Mall	El Paso, TX	Cinemark Theater	N/A
College Mall	Bloomington, IN	Dick's Sporting Goods	Lazarus
Cordova Mall	Pensacola, FL	Ross Dress for Less	N/A
Emerald Square	Attleboro, MA	Filene's Men Store	Lord & Taylor
Fashion Mall at Keystone	Indianapolis, IN	Landmark Cinema Crate & Barrel	N/A N/A
Irving Mall	Irving, TX	Burlington Coat Factory	JCPenney
Livingston Mall	Livingston, NJ	Steve & Barry's	N/A
Mall of New Hampshire	Manchester, NH	A.C. Moore	Kitchen Com Etc.
Maplewood Mall	St. Paul, MN	JCPenney	Mervyn's
Melbourne Square	Melbourne, FL	Circuit City Dick's Sporting Goods	Belk's Belk's
Phipps Plaza	Atlanta, GA	Nordstrom	Lord & Taylor
South Hills Village	Pittsburgh, PA	Barnes & Noble	N/A
SouthPark Mall	Charlotte, NC	Joseph Beth Booksellers	Sears
The Source	Westbury, NY	David's Bridal	N/A
Town Center at Boca Raton	Boca Raton, FL	Neiman Marcus	Lord & Taylor
Valley Mall	Harrisonburg, VA	Target	Wal-Mart
Washington Square	Indianapolis, IN	Kerasotes Theatre	N/A
White Oaks Mall	Springfield, MO	Linens 'n Things Cost Plus World Market	Montgomery Ward Montgomery Ward
Openings Projected in 2006
Aurora Mall(1)	Aurora, CO	Dillard's Foley's (renov & expan)	Foley's (relocated) N/A
College Mall	Bloomington, IN	Linens 'n Things David's Bridal Pier One	Target Target Target
Crossroads Mall	Omaha, NE	Target	Younkers
SouthPark Mall	Charlotte, NC	Neiman Marcus	N/A
Square One Mall	Saugus, MA	Dick's Sporting Goods	N/A

(1)
Aurora Mall redevelopment will consolidate two Foley's locations into one and add Dillard's.

SIMON PROPERTY GROUP, INC.
Regional Mall Property Listing
U.S. Properties

					Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership	Anchor	Mall & Freestanding		Total
1.	McCain Mall	AR	N. Little Rock	100.0%	554,156	222,340		776,496
2.	University Mall	AR	Little Rock	100.0%	369,015	153,009		522,024
3.	Metrocenter(8)	AZ	Phoenix	50.0%	876,027	515,946		1,391,973
4.	Southgate Mall	AZ	Yuma	100.0%	252,264	68,850		321,114
5.	Brea Mall	CA	Brea (Orange County)	100.0%	874,802	442,557		1,317,359
6.	Fashion Valley Mall	CA	San Diego	50.0%	1,053,305	654,697		1,708,002
7.	Laguna Hills Mall	CA	Laguna Hills (Orange County)	100.0%	536,500	330,736		867,236
8.	Santa Rosa Plaza	CA	Santa Rosa	100.0%	428,258	269,950		698,208
9.	Shops at Mission Viejo Mall, The	CA	Mission Viejo (Orange County)	100.0%	677,215	472,409		1,149,624
10.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%	849,153	530,563	(1)	1,379,716
11.	Westminster Mall	CA	Westminster (Orange County)	100.0%	716,939	502,347		1,219,286
12.	Aurora Mall	CO	Aurora (Denver)	100.0%	611,637	418,551		1,030,188
13.	Mesa Mall(2)	CO	Grand Junction	50.0%	425,817	440,141		865,958
14.	Crystal Mall	CT	Waterford (New London-Norwich)	74.6%	442,311	351,515		793,826
15.	Aventura Mall(2)	FL	Miami Beach	33.3%	1,242,098	662,423		1,904,521
16.	Avenues, The	FL	Jacksonville	25.0% (3)	754,956	362,554		1,117,510
17.	Boynton Beach Mall	FL	Boynton Beach (W. Palm Beach)	100.0%	883,720	299,843		1,183,563
18.	Coral Square	FL	Coral Springs (Miami-Ft. Lauderdale)	97.2%	648,144	296,873		945,017
19.	Cordova Mall	FL	Pensacola	100.0%	437,477	395,875		833,352
20.	Crystal River Mall	FL	Crystal River	100.0%	302,495	121,847		424,342
21.	Dadeland Mall	FL	N. Miami Beach	50.0%	1,132,072	335,565		1,467,637
22.	DeSoto Square	FL	Bradenton (Sarasota-Bradenton)	100.0%	435,467	254,786		690,253
23.	Edison Mall	FL	Fort Myers	100.0%	742,667	299,622		1,042,289
24.	Florida Mall, The	FL	Orlando	50.0%	1,232,416	615,508		1,847,924
25.	Gulf View Square	FL	Port Richey (Tampa-St. Pete)	100.0%	461,852	292,059		753,911
26.	Indian River Mall	FL	Vero Beach	50.0%	445,552	302,456		748,008
27.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%	296,037	264,777		560,814
28.	Melbourne Square	FL	Melbourne	100.0%	471,173	258,729		729,902
29.	Miami International Mall	FL	South Miami	47.8%	783,308	293,366		1,076,674
30.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%	534,180	389,232		923,412
31.	Paddock Mall	FL	Ocala	100.0%	387,378	166,851		554,229
32.	Palm Beach Mall	FL	West Palm Beach	100.0%	749,288	334,919		1,084,207
33.	Port Charlotte Town Center	FL	Port Charlotte (Punta Gorda)	80.0% (4)	458,554	321,871		780,425
34.	Seminole Towne Center	FL	Sanford (Orlando)	45.0% (3)	768,798	384,803		1,153,601
35.	Shops at Sunset Place, The	FL	Miami	37.5%	—	514,974		514,974
36.	Town Center at Boca Raton	FL	Boca Raton (W. Palm Beach)	100.0%	1,067,197	493,062		1,560,259
37.	Treasure Coast Square	FL	Jensen Beach (Ft. Pierce)	100.0%	511,372	357,982		869,354
38.	Tyrone Square	FL	St. Petersburg (Tampa-St. Pete)	100.0%	748,269	376,337		1,124,606
39.	University Mall	FL	Pensacola	100.0%	478,449	230,542		708,991

40.	Gwinnett Place	GA	Duluth (Atlanta)	50.0%	843,609	434,067		1,277,676
41.	Lenox Square	GA	Atlanta	100.0%	821,356	663,328		1,484,684
42.	Mall of Georgia	GA	Mill Creek (Atlanta)	50.0%	1,069,590	715,774		1,785,364
43.	Northlake Mall	GA	Atlanta	100.0%	665,745	297,027		962,772
44.	Phipps Plaza	GA	Atlanta	100.0%	472,385	346,801		819,186
45.	Town Center at Cobb	GA	Kennesaw (Atlanta)	50.0%	851,346	422,138		1,273,484
46.	Lindale Mall(2)	IA	Cedar Rapids	50.0%	305,563	386,975		692,538
47.	NorthPark Mall	IA	Davenport	50.0%	651,533	425,218		1,076,751
48.	Southern Hills Mall(2)	IA	Sioux City	50.0%	372,937	431,254		804,191
49.	SouthRidge Mall(2)	IA	Des Moines	50.0%	497,806	504,332		1,002,138
50.	Alton Square	IL	Alton (St. Louis)	100.0%	426,315	212,897		639,212
51.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%	220,830	200,632		421,462
52.	Northfield Square Mall	IL	Bourbonnais (Chicago)	31.6% (5)	310,994	247,535		558,529
53.	Northwoods Mall	IL	Peoria	100.0%	472,969	223,816		696,785
54.	Orland Square	IL	Orland Park (Chicago)	100.0%	773,295	436,343		1,209,638
55.	River Oaks Center	IL	Calumet City (Chicago)	100.0%	834,588	545,236	(1)	1,379,824
56.	Southpark Mall	IL	Moline (Davenport-Moline)	50.0%	578,056	447,879		1,025,935
57.	White Oaks Mall	IL	Springfield	77.5%	724,147	361,878		1,086,025
58.	Castleton Square	IN	Indianapolis	100.0%	1,105,913	363,264		1,469,177
59.	Circle Centre	IN	Indianapolis	14.7%	350,000	441,037	(1)	791,037
60.	College Mall	IN	Bloomington	100.0%	356,887	235,197		592,084
61.	Eastland Mall	IN	Evansville	50.0%	532,955	365,956		898,911
62.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%	249,721	398,403	(1)	648,124
63.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%	909,928	414,737		1,324,665
64.	Lafayette Square	IN	Indianapolis	100.0%	937,223	270,158		1,207,381
65.	Markland Mall	IN	Kokomo	100.0%	273,094	142,149		415,243
66.	Muncie Mall	IN	Muncie	100.0%	435,756	214,360		650,116
67.	Tippecanoe Mall	IN	Lafayette	100.0%	537,790	322,291		860,081
68.	University Park Mall	IN	Mishawaka (South Bend)	60.0%	622,508	320,014		942,522
69.	Washington Square	IN	Indianapolis	100.0%	616,109	307,462		923,571
70.	Towne East Square	KS	Wichita	100.0%	779,490	389,676		1,169,166
71.	Towne West Square	KS	Wichita	100.0%	619,269	335,778		955,047
72.	West Ridge Mall	KS	Topeka	100.0%	716,811	303,464		1,020,275
73.	Prien Lake Mall	LA	Lake Charles	100.0%	644,124	178,697		822,821
74.	Arsenal Mall	MA	Watertown (Boston)	100.0%	191,395	310,546	(1)	501,941
75.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%	—	206,591		206,591
76.	Auburn Mall	MA	Auburn (Boston)	49.1%	417,620	174,366		591,986
77.	Burlington Mall	MA	Burlington (Boston)	100.0%	836,236	410,439		1,246,675
78.	Cape Cod Mall	MA	Hyannis (Barnstable-Yarmouth)	49.1%	420,199	303,966		724,165
79.	Copley Place	MA	Boston	98.1%	104,332	1,108,133	(1)	1,212,465
80.	Emerald Square	MA	North Attleboro (Providence-Fall River)	49.1%	647,372	374,011		1,021,383
81.	Greendale Mall	MA	Worcester (Boston)	49.1%	132,634	298,703	(1)	431,337
82.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%	498,000	359,075		857,075
83.	Mall at Chestnut Hill, The	MA	Newton (Boston)	47.2%	297,253	180,946		478,199
84.	Northshore Mall	MA	Peabody (Boston)	49.1%	989,277	697,782		1,687,059
85.	Solomon Pond Mall	MA	Marlborough (Boston)	49.1%	538,843	371,338		910,181
86.	South Shore Plaza	MA	Braintree (Boston)	100.0%	847,603	615,019		1,462,622
87.	Square One Mall	MA	Saugus (Boston)	49.1%	540,101	324,558		864,659
88.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%	338,567	328,698		667,265
89.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%	631,602	353,951		985,553

90.	Bangor Mall	ME	Bangor	66.4% (6)	416,582	236,753		653,335
91.	Maplewood Mall	MN	Minneapolis	100.0%	588,822	339,302		928,124
92.	Miller Hill Mall	MN	Duluth	100.0%	429,508	379,651		809,159
93.	Battlefield Mall	MO	Springfield	100.0%	770,111	423,399		1,193,510
94.	Independence Center	MO	Independence (Kansas City)	100.0%	499,284	521,445		1,020,729
95.	Biltmore Square	NC	Asheville	100.0%	242,576	251,285		493,861
96.	SouthPark Mall	NC	Charlotte	100.0%	964,742	456,171		1,420,913
97.	Crossroads Mall	NE	Omaha	100.0%	609,669	248,841		858,510
98.	Mall at Rockingham Park	NH	Salem (Boston)	24.6%	638,111	382,046		1,020,157
99.	Mall of New Hampshire	NH	Manchester (Boston)	49.1%	444,889	362,010		806,899
100.	Pheasant Lane Mall	NH	Nashua (Boston)	100.0% (7)	675,759	313,478		989,237
101.	Brunswick Square	NJ	East Brunswick (New York)	100.0%	467,626	301,415		769,041
102.	Livingston Mall	NJ	Livingston (New York)	100.0%	616,128	363,898		980,026
103.	Menlo Park Mall	NJ	Edison (New York)	100.0%	527,591	755,332	(1)	1,282,923
104.	Ocean County Mall	NJ	Toms River (New York)	100.0%	616,443	276,126		892,569
105.	Quaker Bridge Mall	NJ	Lawrenceville	38.0% (6)	686,760	415,230		1,101,990
106.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%	786,626	462,881		1,249,587
107.	Cottonwood Mall	NM	Albuquerque	100.0%	631,556	410,124		1,041,680
108.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%	—	635,741		635,741
109.	Chautauqua Mall	NY	Lakewood (Jamestown)	100.0%	213,320	218,646		431,966
110.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%	310,095	276,709		586,804
111.	Nanuet Mall	NY	Nanuet (New York)	100.0%	583,711	332,903		916,614
112.	Roosevelt Field	NY	Garden City (New York)	100.0%	1,430,425	759,516		2,189,941
113.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%	902,595	455,084		1,357,679
114.	Source, The	NY	Westbury (New York)	25.5%	210,798	516,283		727,081
115.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%	742,214	292,494		1,034,708
116.	Westchester, The	NY	White Plains (New York)	40.0%	349,393	477,816		827,209
117.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%	879,300	422,727		1,302,027
118.	Lima Mall	OH	Lima	100.0%	541,861	204,014		745,875
119.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%	685,251	331,752		1,017,003
120.	Southern Park Mall	OH	Boardman (Youngstown)	100.0%	811,858	386,481		1,198,339
121.	Summit Mall	OH	Akron	100.0%	432,936	331,302		764,238
122.	Upper Valley Mall	OH	Springfield (Dayton-Springfield)	100.0%	479,418	263,246		742,664
123.	Eastland Mall	OK	Tulsa	100.0%	435,843	264,841		700,684
124.	Penn Square Mall	OK	Oklahoma City	94.5%	588,137	443,798		1,031,935
125.	Woodland Hills Mall	OK	Tulsa	94.5%	709,447	382,808		1,092,255
126.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%	831,439	454,993	(1)	1,286,432
127.	Cheltenham Square	PA	Philadelphia	100.0%	368,266	271,394		639,660
128.	Granite Run Mall	PA	Media (Philadelphia)	50.0%	500,809	546,249		1,047,058
129.	The Plaza & Court at King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4% (6)	1,545,812	1,074,658	(1)	2,620,470
130.	Lehigh Valley Mall	PA	Whitehall (Allentown-Bethlehem)	37.6%	564,353	494,641	(1)	1,058,994
131.	Montgomery Mall	PA	Montgomeryville (Philadelphia)	53.5% (6)	684,855	435,540		1,120,395
132.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	63.2% (6)	762,558	503,488	(1)	1,266,046

133.	Ross Park Mall	PA	Pittsburgh	100.0%	827,015	406,764		1,233,779
134.	South Hills Village	PA	Pittsburgh	100.0%	655,987	457,939		1,113,926
135.	Plaza Carolina	PR	Carolina (San Juan)	100.0%	504,796	608,089	(1)	1,112,885
136.	Anderson Mall	SC	Anderson (Greenville)	100.0%	404,394	212,667		617,061
137.	Haywood Mall	SC	Greenville	100.0%	902,400	330,255		1,232,655
138.	Empire Mall(2)	SD	Sioux Falls	50.0%	497,341	551,245		1,048,586
139.	Rushmore Mall(5)	SD	Rapid City	50.0%	470,660	364,948		835,608
140.	Knoxville Center	TN	Knoxville	100.0%	597,028	383,830		980,858
141.	Oak Court Mall	TN	Memphis	100.0%	535,000	318,098	(1)	853,098
142.	Raleigh Springs Mall	TN	Memphis	100.0%	691,230	226,323		917,553
143.	West Town Mall	TN	Knoxville	50.1%	878,311	448,873		1,327,184
144.	Wolfchase Galleria	TN	Memphis	94.5%	761,648	506,451		1,268,099
145.	Barton Creek Square	TX	Austin	100.0%	922,266	507,906		1,430,172
146.	Broadway Square	TX	Tyler	100.0%	427,730	189,388		617,118
147.	Cielo Vista Mall	TX	El Paso	100.0%	793,716	399,387		1,193,103
148.	Galleria, The	TX	Houston	31.5%	1,300,466	1,102,436		2,402,902
149.	Highland Mall(2)	TX	Austin	50.0%	732,000	359,671		1,091,671
150.	Ingram Park Mall	TX	San Antonio	100.0%	751,704	378,284		1,129,988
151.	Irving Mall	TX	Irving (Dallas-Ft. Worth)	100.0%	722,049	408,688		1,130,737
152.	La Plaza Mall	TX	McAllen	100.0%	776,397	426,765		1,203,162
153.	Lakeline Mall	TX	Austin	100.0%	745,179	355,463		1,100,642
154.	Longview Mall	TX	Longview	100.0%	402,843	209,983		612,826
155.	Midland Park Mall	TX	Midland	100.0%	339,113	278,980		618,093
156.	North East Mall	TX	Hurst (Dallas-Ft. Worth)	100.0%	1,194,589	467,610		1,662,199
157.	Richardson Square Mall	TX	Richardson (Dallas-Ft. Worth)	100.0%	471,436	284,000		755,436
158.	Rolling Oaks Mall	TX	San Antonio	100.0%	596,984	292,917		889,901
159.	Sunland Park Mall	TX	El Paso	100.0%	575,837	342,052		917,889
160.	Valle Vista Mall	TX	Harlingen	100.0%	389,781	265,109		654,890
161.	Trolley Square	UT	Salt Lake City	90.0%	—	225,735		225,735
162.	Apple Blossom Mall	VA	Winchester	49.1%	229,011	213,381		442,392
163.	Charlottesville Fashion Square	VA	Charlottesville	100.0%	381,153	191,236		572,389
164.	Chesapeake Square	VA	Chesapeake (Norfolk-VA Beach)	75.0% (5)	537,279	271,291		808,570
165.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%	472,729	518,046	(1)	990,775
166.	Valley Mall	VA	Harrisonburg	50.0%	191,343	179,631		370,974
167.	Virginia Center Commons	VA	Glen Allen (Richmond)	100.0%	506,639	280,577		787,216
168.	Columbia Center	WA	Kennewick	100.0%	408,052	333,727		741,779
169.	Northgate Mall	WA	Seattle	100.0%	688,391	297,324		985,715
170.	Tacoma Mall	WA	Tacoma	100.0%	924,045	415,754		1,339,799
171.	Bay Park Square	WI	Green Bay	100.0%	447,508	268,378		715,886
172.	Forest Mall	WI	Fond Du Lac	100.0%	327,260	173,393		500,653

	Total Mall GLA				102,810,781	64,853,467		167,664,248

(1)
Office space included as follows:
Arsenal Mall—approx. 106,000 sq. ft.
Century III Mall—approx. 32,000 sq. ft.
Circle Centre Mall—approx. 9,000 sq. ft.
Copley Place—approx. 847,000 sq. ft.
Fashion Centre at Pentagon City, The—approx. 169,000 sq. ft.

  Fashion Mall at Keystone, The—approx. 30,000 sq. ft.
  Greendale Mall—approx. 120,000 sq. ft.
  The Plaza & Court at King of Prussia—approx. 14,000 sq. ft.
  Lehigh Valley Mall—approx. 12,000 sq. ft.
  Menlo Park Mall—approx. 50,000 sq. ft.
  Oak Court Mall—approx. 131,000 sq. ft.
  Oxford Valley Mall—approx. 111,000 sq. ft.
  Plaza Carolina—approx. 28,000 sq. ft.
  River Oaks Center—approx. 118,000 sq. ft.
  Stanford Shopping—approx. 6,000 sq. ft.

(2)
This property is managed by a third party.

(3)
Outside partner receives substantially all the economic benefits of the property due to a partner preference.

(4)
The Operating Partnership receives substantially all the economic benefit of this property due to a partner preference or advances.

(5)
The Operating Partnership receives substantially all the economic benefits of the property.

(6)
The Company's indirect ownership interest, evidenced through an approximately 80% ownership interest in Kravco Simon Investments.

(7)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(8)
Asset was sold on January 11, 2005.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Operational Information
As of December 31, 2004
Unaudited

	As of or for the Twelve Months Ended December 31,
	2004	2003
Total Number of U.S. Premium Outlet Centers	31	28
Total U.S. Premium Outlet Centers GLA (in millions of square feet)	11.6	9.8
Occupancy	99.3%	99.0%
Comparable sales per square foot	$412	$385
Average rent per square feet	$21.85	$20.36

Rental Rates

	Average Base Rent(1)		Amount of Change
	Lease Signings During Period	Store Closings/ Lease Expirations During Period	$ Change	% Change
2004	$22.78	$20.02	$2.76	13.8%
2003	25.41	22.62	2.79	12.3%

(1)
Represents the average base rent for tenants who signed leases compared to the average base rent in effect for tenants whose leases terminated or expired in the same space.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Lease Expirations(1)
As of December 31, 2004
(Square Feet in 000's)

Year	Number of Leases Expiring	Square Feet	Weighted Avg. Base Rent per Square Foot at 12/31/04
2005	315	1,068	$19.77
2006	358	1,330	$21.55
2007	364	1,367	$21.40
2008	374	1,485	$24.37
2009	354	1,518	$21.56
2010	316	1,466	$22.48
2011	151	722	$23.42
2012	143	583	$27.13
2013	181	791	$24.72
2014	187	600	$29.50
2015	78	294	$23.52
2016 and Thereafter	25	152	$15.45

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Top Tenants
As of December 31, 2004
(Square Feet in 000's)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Phillips—Van Heusen Corporation	139	665	0.3%	0.6%
Jones Retail Corporation	130	454	0.2%	0.5%
Retail Brand Alliance, Inc.	55	331	0.2%	0.3%
The GAP, Inc.	49	435	0.2%	0.2%
LCI Holdings, Inc.	47	343	0.2%	0.2%
Nike Retail Services, Inc	28	273	0.1%	0.2%
Brown Group Retail, Inc.	47	219	0.1%	0.2%
VF Outlet	50	303	0.1%	0.2%
Reebok International LTD	28	206	0.1%	0.2%
Tommy Hilfiger Retail, LLC	31	190	0.1%	0.2%

SIMON PROPERTY GROUP, INC.
U.S. Premium Outlet Centers Property Listing

Property Name		State	City (Metropolitan area)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	454,070
2.	Carlsbad Premium Outlets	CA	Carlsbad	100.0%	287,936
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs-Los Angeles)	100.0%	498,516
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	299,270
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,265
6.	Napa Premium Outlets	CA	Napa (Napa Valley)	100.0%	179,348
7.	Petaluma Village Premium Outlets	CA	Petaluma (Santa Rosa)	100.0%	195,837
8.	Vacaville Premium Outlets	CA	Vacaville	100.0%	447,512
9.	Clinton Crossings Premium Outlets	CT	Clinton (Hartford)	100.0%	272,351
10.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	329,003
11.	Orlando Premium Outlets	FL	Orlando	100.0%	427,743
12.	North Georgia Premium Outlets	GA	Dawsonville	100.0%	539,757
13.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,846
14.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,775
15.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	305,475
16.	Lighthouse Place Premium Outlets	IN	Michigan City	100.0%	475,806
17.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	600,621
18.	Kittery Premium Outlets	ME	Kittery	100.0%	150,564
19.	Albertville Premium Outlets	MN	Albertville (Minneapolis/St. Paul)	100.0%	429,701
20.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	391,381
21.	Carolina Premium Outlets	NC	Smithfield (Raleigh-Durham-Chapel Hill)	100.0%	439,303
22.	Liberty Village Premium Outlets	NJ	Flemington (Middlesex-Somerset-Hunterdon)	100.0%	173,645
23.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	434,978
24.	Waterloo Premium Outlets	NY	Waterloo	100.0%	391,519
25.	Woodbury Common Premium Outlets	NY	Central Valley (Newburgh)	100.0%	844,179
26.	Aurora Farms Premium Outlets	OH	Aurora (Akron)	100.0%	300,181
27.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland-Vancouver)	100.0%	164,039
28.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,391
29.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	348,549
30.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington DC)	100.0%	463,288
31.	Patriot Plaza	VA	Williamsburg (Norfolk-VA Beach)	100.0%	76,521

	Total U.S. Premium Outlet Centers GLA				11,557,370

SIMON PROPERTY GROUP
Community Centers Operational Information
As of December 31, 2004
Unaudited

	As of or for the Twelve Months Ended December 31,
	2004	2003
Total Number of Community Centers	71	67
Total Community Center GLA (in millions of square feet)	18.7	17.9
Occupancy(1)
Consolidated Assets	90.5%	87.1%
Unconsolidated Assets	94.7%	96.3%
Total Portfolio	91.9%	90.2%
Comparable sales per square foot(1)
Consolidated Assets	$222	$210
Unconsolidated Assets	$200	$206
Total Portfolio	$215	$209
Average rent per square foot(1)
Consolidated Assets	$11.12	$11.01
Unconsolidated Assets	$10.49	$9.77
Total Portfolio	$10.91	$10.59
Average Base Rent Per Square Foot	Total Center	% Change
12/31/04	$10.91	3.0%
12/31/03	10.59	4.6%
12/31/02	10.12	3.0%
12/31/01	9.83	5.0%
12/31/00	9.36	12.0%

Rental Rates

	Average Base Rent(2)		Amount of Change
	Lease Signings During Period	Store Closings/ Lease Expirations During Period	$ Change	% Change
2004	$12.01	$11.16	$0.85	7.6%
2003	12.38	10.48	1.90	18.1%
2002	10.19	8.39	1.80	21.5%
2001	12.79	9.30	3.49	37.5%
2000	14.21	11.51	2.70	23.5%

(1)
For all owned gross leasable area.

(2)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
Community Centers Lease Expirations(1)
As of December 31, 2004

Community Center—Mall Stores & Freestanding
Month to Month Leases	25	73,426	$11.98
2005	149	455,115	$15.01
2006	239	666,386	$14.55
2007	161	626,020	$13.32
2008	151	636,488	$13.92
2009	114	454,333	$14.51
2010	90	499,275	$15.14
2011	37	233,954	$14.55
2012	21	132,845	$15.94
2013	14	110,959	$13.48
2014	28	140,884	$19.29
2015	27	157,450	$18.28
2016 and Thereafter	6	44,960	$22.80
Specialty Leasing Agreements w/ terms in excess of 12 months	9	53,581	$1.46
Anchor Tenants
Month to Month Leases	—	—	—
2005	9	225,203	$7.96
2006	16	581,012	$6.38
2007	13	490,306	$5.57
2008	17	442,757	$9.53
2009	22	781,216	$7.42
2010	23	770,732	$11.29
2011	9	432,127	$6.54
2012	8	350,244	$8.85
2013	14	450,381	$8.23
2014	10	414,570	$8.43
2015	9	349,524	$13.03
2016 and Thereafter	34	1,936,174	$9.66
Specialty Leasing Agreements w/ terms in excess of 12 months	2	107,915	$1.43

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Community Centers Top Tenants
As of December 31, 2004
(Square Feet in 000's)

Top 10 Tenants (sorted by percentage of total square footage)(1)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Target Corporation	9	1,134	0.6%	0.0%
Wal-Mart Stores, Inc.	10	1,120	0.6%	0.0%
Kohl's Department Stores, Inc.	9	830	0.4%	0.2%
Best Buy Company, Inc.	16	679	0.3%	0.3%
TJX Companies, Inc.	21	630	0.3%	0.2%
Burlington Coat Factory	7	510	0.3%	0.1%
Sears Roebuck & Co.	4	469	0.2%	0.1%
Kmart Corporation	4	378	0.2%	0.1%
Bed Bath & Beyond, Inc.	11	328	0.2%	0.1%
Office Max, Inc.	12	316	0.2%	0.1%

(1)
Includes space leased and space owned by the anchor

SIMON PROPERTY GROUP, INC.
Community Centers Property Listing

						Gross Leasable Area
Property Name		State	City (Metropolitan area)	Legal Ownership		Anchor	Mall & Freestanding	Total
1.	Plaza at Buckland Hills, The	CT	Manchester	35.0	%(1)	252,179	82,436	334,615
2.	Gaitway Plaza	FL	Ocala	23.3	%(1)	123,027	93,361	216,388
3.	Grove at Lakeland Square, The	FL	Lakeland	100.0%		142,317	73,274	215,591
4.	Highland Lakes Center	FL	Orlando	100.0%		352,277	140,799	493,076
5.	Indian River Commons	FL	Vero Beach	50.0%		233,358	27,510	260,868
6.	Royal Eagle Plaza	FL	Coral Springs (Miami-Ft. Lauderale)	35.0	%(1)	124,479	74,676	199,155
7.	Terrace at the Florida Mall	FL	Orlando	100.0%		281,252	47,531	328,783
8.	Waterford Lakes Town Center	FL	Orlando	100.0%		622,244	329,427	951,671
9.	West Town Corners	FL	Altamonte Springs	23.3	%(1)	263,782	121,455	385,237
10.	Westland Park Plaza	FL	Orange Park	23.3	%(1)	123,548	39,606	163,154
11.	Mall of Georgia Crossing	GA	Mill Creek (Atlanta)	100.0%		341,503	99,109	440,612
12.	Bloomingdale Court	IL	Bloomingdale	100.0%		436,255	165,120	601,375
13.	Countryside Plaza	IL	Countryside	100.0%		290,216	137,472	427,688
14.	Crystal Court	IL	Crystal Lake	35.0	%(1)	201,993	76,978	278,971
15.	Forest Plaza	IL	Rockford	100.0%		325,170	100,588	425,758
16.	Lake Plaza	IL	Waukegan	100.0%		170,789	44,673	215,462
17.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		262,341	109,022	371,363
18.	Lincoln Crossing	IL	O'Fallon	100.0%		229,820	13,446	243,266
19.	Matteson Plaza	IL	Matteson	100.0%		230,959	44,570	275,529
20.	North Ridge Plaza	IL	Joliet	100.0%		190,323	114,747	305,070
21.	White Oaks Plaza	IL	Springfield	100.0%		275,703	115,723	391,426
22.	Willow Knolls Court	IL	Peoria	35.0	%(1)	309,440	72,937	382,377
23.	Brightwood Plaza	IN	Indianapolis	100.0%		—	38,493	38,493
24.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		161,281	280,464	441,745
25.	Eastland Convenience Center	IN	Evansville	50.0%		48,940	126,699	175,639
26.	Greenwood Plus	IN	Greenwood	100.0%		134,141	25,790	159,931
27.	Griffith Park Plaza	IN	Griffith	100.0%		175,595	94,073	269,668
28.	Keystone Shoppes	IN	Indianapolis	100.0%		—	29,140	29,140
29.	Markland Plaza	IN	Kokomo	100.0%		49,051	41,675	90,726
30.	Muncie Plaza	IN	Muncie	100.0%		271,656	27,195	298,851
31.	New Castle Plaza	IN	New Castle	100.0%		24,912	66,736	91,648
32.	Northwood Plaza	IN	Fort Wayne	100.0%		136,404	71,841	208,245
33.	Teal Plaza	IN	Lafayette	100.0%		98,337	2,750	101,087
34.	Tippecanoe Plaza	IN	Lafayette	100.0%		85,811	4,711	90,522
35.	University Center	IN	Mishawaka	60.0%		104,347	46,177	150,524
36.	Village Park Plaza	IN	Carmel (Indianapolis)	35.0	%(1)	430,368	112,407	542,775
37.	Wabash Village	IN	West Lafayette	100.0%		109,388	15,148	124,536
38.	Washington Plaza	IN	Indianapolis	100.0%		21,500	28,607	50,107
39.	West Ridge Plaza	KS	Topeka	100.0%		182,161	55,622	237,783
40.	Park Plaza	KY	Hopkinsville	100.0%		82,398	32,626	115,024
41.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		285,586	117,801	403,387
42.	Regency Plaza	MO	St. Charles	100.0%		210,627	76,846	287,473
43.	Ridgewood Court	MS	Jackson	35.0	%(1)	185,939	54,723	240,662
44.	Dare Centre	NC	Kill Devil Hills	100.0%		—	115,288	115,288
45.	MacGregor Village	NC	Cary	100.0%		—	145,579	145,579

46.	North Ridge Shopping Center	NC	Raleigh	100.0%		—	166,006	166,006
47.	Rockaway Convenience Center	NJ	Rockaway (New York)	100.0%		131,438	103,934	235,372
48.	Rockaway Plaza	NJ	Rockaway (New York)	100.0%		153,282	—	153,282
49.	Cobblestone Court	NY	Victor	35.0	%(1)	206,680	58,819	265,499
50.	Boardman Plaza	OH	Youngstown	100.0%		366,992	266,744	633,736
51.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		142,229	21,875	164,104
52.	Lima Center	OH	Lima	100.0%		159,584	47,294	206,878
53.	Northland Plaza	OH	Columbus	100.0%		118,304	91,230	209,534
54.	Eastland Plaza	OK	Tulsa	100.0%		152,451	33,695	186,146
55.	DeKalb Plaza	PA	King of Prussia	50.3	%(2)	81,368	20,345	101,713
56.	Great Northeast Plaza	PA	Philadelphia	50.0%		237,151	57,600	294,751
57.	Henderson Square	PA	King of Prussia	76.0%	(2)	72,683	34,661	107,344
58.	Lincoln Plaza	PA	King of Prussia	63.2	%(2)	143,649	123,582	267,231
59.	Whitehall Mall	PA	Whitehall	38.0	%(2)	378,642	174,933	553,575
60.	Charles Towne Square	SC	Charleston	100.0%		71,794	—	71,794
61.	Empire East(3)	SD	Sioux Falls	50.0%		253,388	48,580	301,968
62.	Knoxville Commons	TN	Knoxville	100.0%		91,483	88,980	180,463
63.	Arboretum, The	TX	Austin	100.0%		35,773	169,253	205,026
64.	Celina Plaza	TX	El Paso	100.0%		—	8,695	8,695
65.	Gateway Shopping Center	TX	Austin	95.0%		396,494	116,057	512,551
66.	Ingram Plaza	TX	San Antonio	100.0%		—	111,518	111,518
67.	Lakeline Plaza	TX	Austin	100.0%		310,529	79,446	389,975
68.	Shops at North East Mall, The	TX	Hurst	100.0%		265,595	98,989	364,584
69.	Chesapeake Center	VA	Chesapeake	100.0%		213,609	92,284	305,893
70.	Fairfax Court	VA	Fairfax	26.3	%(1)	169,043	80,614	249,657
71.	Martinsville Plaza	VA	Martinsville	100.0%		60,000	42,105	102,105

Total Community Center GLA						12,793,578	5,872,090	18,665,668

(1)
Outside partner receives substantially all the economic benefits of the property due to a partner preference.

(2)
The Company's indirect ownership interest, evidenced through an approximately 80% ownership interest in Kravco Simon Investments.

(3)
This property is managed by a third party.

SIMON PROPERTY GROUP
International Operational Information(1)
As of December 31, 2004
Unaudited

	As of or for the Twelve Months Ended December 31,
	2004	2003
International Premium Outlets (Japan)
Total Number of Premium Outlets	4	3
Total GLA (in millions of square feet)	1.13	0.82
Occupancy	100.0%	100.0%
Comparable sales per square foot	821	768
Average rent per square foot	82	83
European Shopping Centers
Total Number of Shopping Centers	51	47
Total GLA (in millions of square feet)	10.90	8.90
Occupancy	96.0%	99.3%
Comparable sales per square foot(2)	$526.25	n/a
Average rent per square foot(2)	34.11	n/a

(1)
Does not include Punta Norte Premium Outlets in Mexico, which opened December 2004, or Montreal Forum in Canada.

(2)
Based upon a conversion factor of 1.3644.

SIMON PROPERTY GROUP, INC.
International Property Listing

					Gross Leasable Area(1)
	Property Name	City (Metropolitan area)	SPG Ownership		Hypermarket/ Anchor(4)	Mall & Freestanding	Total
	FRANCE
1.	Bay 2	Torcy (Paris)	34.7%		132,400	408,900	541,300
2.	Bay 1	Torcy (Paris)	34.7%		—	336,300	336,300
3.	Bel'Est	Bagnolet (Paris)	12.1%		150,700	63,000	213,700
4.	Villabé A6	Villabé (Paris)	5.2%		102,300	104,500	206,800

	Subtotal France				385,400	912,700	1,298,100
	ITALY
5.	Ancona—Senigallia	Senigallia (Ancona)	49.0%		41,200	41,600	82,800
6.	Ascoli Piceno—Grottammare	Grottammare (Ascoli Piceno)	49.0%		38,900	55,900	94,800
7.	Ascoli Piceno—Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		48,000	114,300	162,300
8.	Bari—Casamassima	Casamassima (Bari)	49.0%		159,000	388,800	547,800
9.	Bari—Modugno(5)	Modugno (Bari)	49.0%		96,900	46,600	143,500
10.	Brescia—Mazzano	Mazzano (Brescia)	49.0	%(2)	103,300	127,400	230,700
11.	Brindisi-Mesagne	Mesagne (Brindisi)	49.0%		88,000	140,600	228,600
12.	Cagliari—Santa Gilla	Cagliari	49.0	%(2)	75,900	114,800	190,700
13.	Catania—La Rena	Catania	49.0%		124,100	22,100	146,200
14.	Cuneo	Cuneo (Torino)	49.0%		80,700	201,500	282,200
15.	Milano—Rescaldina	Rescaldina (Milano)	49.0%		165,100	212,000	377,100
16.	Milano—Vimodrone	Vimodrone (Milano)	49.0%		110,400	80,200	190,600
17.	Napoli—Pompei	Pompei (Napoli)	49.0%		74,300	17,100	91,400
18.	Padova	Padova	49.0%		73,300	32,500	105,800
19.	Palermo	Palermo	49.0%		73,100	9,800	82,900
20.	Pesaro—Fano	Fano (Pesaro)	49.0%		56,300	56,000	112,300
21.	Pescara	Pescara	49.0%		96,300	65,200	161,500
22.	Pescara—Cepagatti	Cepagatti (Pescara)	49.0%		80,200	189,600	269,800
23.	Piacenza—San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		104,500	74,700	179,200
24.	Roma—Collatina	Collatina (Roma)	49.0%		59,500	4,100	63,600
25.	Sassari—Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	79,500	154,200	233,700
26.	Taranto	Taranto	49.0%		75,200	126,500	201,700
27.	Torino	Torino	49.0%		105,100	66,700	171,800
28.	Torino—Venaria	Venaria (Torino)	49.0%		101,600	64,000	165,600
29.	Venezia—Mestre	Mestre (Venezia)	49.0%		114,100	132,600	246,700
30.	Vicenza	Vicenza	49.0%		78,400	20,100	98,500
31.	Ancona	Ancona	49.0	%(3)	82,900	82,300	165,200
32.	Bergamo	Bergamo	49.0	%(3)	103,000	16,900	119,900
33.	Brescia—Concesio	Concesio (Brescia)	49.0	%(3)	89,900	27,600	117,500
34.	Cagliari—Marconi	Cagliari	49.0	%(3)	83,500	109,900	193,400
35.	Catania—Misterbianco	Misterbianco (Catania)	49.0	%(3)	83,300	16,000	99,300
36.	Merate—Lecco	Merate (Lecco)	49.0	%(3)	73,500	88,500	162,000
37.	Milano—Cinisello-Balsamo	Cinisello-Balsamo (Milano)	49.0	%(3)	68,400	18,600	87,000
38.	Milano—Nerviano	Nerviano (Milano)	49.0	%(3)	83,800	27,800	111,600
39.	Napoli—Mugnano di Napoli	Mugnano di Napoli	49.0	%(3)	98,000	94,900	192,900
40.	Olbia	Olbia	49.0	%(3)	49,000	48,800	97,800
41.	Roma—Casalbertone	Roma	49.0	%(3)	62,700	84,900	147,600
42.	Sassari—Centro Azuni	Sassari	49.0	%(3)	—	35,600	35,600
43.	Torino—Rivoli	Rivoli (Torino)	49.0	%(3)	61,800	32,300	94,100
44.	Verona—Bussolengo	Bussolengo (Verona)	49.0	%(3)	89,300	75,300	164,600

	Subtotal Italy				3,332,000	3,318,300	6,650,300

	POLAND
45.	Arkadia Shopping Center	Warsaw	34.7%		202,100	902,400	1,104,500
46.	Borek Shopping Center	Wroclaw	34.7%		119,900	129,300	249,200
47.	Dabrowka Shopping Center	Katowice	34.7%		121,000	172,900	293,900
48.	Turzyn Shopping Center	Szczecin	34.7%		87,200	120,900	208,100
49.	Wilenska Station Shopping Center	Warsaw	34.7%		92,700	215,900	308,600
50.	Zakopianka Shopping Center	Krakow	34.7%		120,200	425,400	545,600

	Subtotal Poland				743,100	1,966,800	2,709,900
	PORTUGAL
51.	Minho center	Braga (Porto)	34.7	%(3)	120,000	99,100	219,100

					120,000	99,100	219,100
	JAPAN
52.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%		—	390,000	390,000
53.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%		—	321,000	321,000
54.	Sano Premium Outlets	Sano (Tokyo)	40.0%		—	228,766	228,766
55.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%		—	187,000	187,000

	Subtotal Japan				—	1,126,766	1,126,766
	MEXICO
56.	Punta Norte Premium Outlets	Mexico City	50.0%		—	232,000	232,000

	Subtotal Mexico				—	232,000	232,000
	CANADA
57.	Forum Entertainment Centre	Montreal	38.1%		—	247,000	247,000

	TOTAL INTERNATIONAL ASSETS				4,580,500	7,902,666	12,483,166

FOOTNOTES:

(1)
All gross leasable area listed in square feet.

(2)
This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)
This property is encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)
Represents the sales area of the anchor and excludes any warehouse/storage areas.

(5)
Gallerie Commerciali Italia, in which the Company has a 49% joint venture interest, has been notified by an Italian appellate court that the center which opened in February 2004, though properly permitted, was not in accordance with the Modugno master plan. The joint venture is appealing the decision of the appellate court and is otherwise working to resolve the issue. The center remains open. The joint venture partner has indemnified the Company for the amount of its allocated investment in the project.

SIMON PROPERTY GROUP
Capital Expenditures in the U.S. Portfoliop
For the Twelve Months Ended December 31, 2004
(In millions)

		Unconsolidated Entities
	Consolidated Properties	Total	Simon Group's Share
New development projects	$255.2	$141.0	$69.9
Redevelopment projects with incremental GLA and/or Anchor Replacement	239.1	35.9	13.3
Renovations with no incremental GLA	13.0	6.8	1.1
Tenant allowances	70.2	33.4	13.4
Operational capital expenditures at properties:
CAM expenditures(1)	44.8	22.8	8.6
Non-CAM expenditures	17.1	29.3	6.5

Totals	$639.4	$269.2	$112.8

Plus (Less): Conversion from accrual to cash basis	(105.0)	3.0

Capital expenditures(2)	$534.4	$272.2

(1)
Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of December 31, 2004

									Construction-in-Progress
											Unconsolidated Entities
		The Company's Ownership Percentage
Mall/ Location	Project Description		Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)		The Company's Share of Net Cost	Stabilized Rate of Return	Consolidated Properties		Total		The Company's Share
Projects Recently Opened:
Clay Terrace Carmel, IN (Indianapolis)	570,000 sf lifestyle center featuring Dick's Sporting Goods, Wild Oats, DSW Shoe Warehouse and Circuit City	50%	10/04	$108	$100		$50	11%	—		$3.2	(2)	$1.6
New Development Projects:
St. Johns Town Center Jacksonville, FL	1.5 million sf open-air retail center comprised of a village component and community center. The village will be anchored by Dillard's, Barnes & Noble and Dick's Sporting Goods. Target, Ross Dress for Less, Old Navy, Staples, DSW Shoe Warehouse, JoAnn Fabrics, Pier One and PetsMart will anchor the community center.	85%	3/05	$158	$126	(3)	$107	10%	—		$120.3		$102.3
Seattle Premium Outlets Tulalip, WA	383,000 square foot upscale outlet center	100%	5/05	$58	$58		$58	12%	$37.0		—		—
Wolf Ranch Georgetown, TX (Austin)	670,000 sf open-air retail shopping complex featuring Kohls, Target, Linens 'n Things, Office Depot, Best Buy, T.J. Maxx, Michaels, Old Navy, Pier One and PetsMart	100%	7/05	$98	$62		$62	10%	$45.1		—		—
Firewheel Town Center Garland, TX	785,000 sf open-air regional shopping center featuring Foley's, Dillard's, AMC Theater, Barnes & Noble, Circuit City, Linens 'n Things, Old Navy, Pier One, DSW Shoe Warehouse and Sports Authority	100%	10/05	$132	$98		$98	12%	$54.6		—		—
Rockaway Plaza Rockaway, NJ	250,000 sf community center featuring Dick's Sporting Goods, Target, Loews Cineplex and PetsMart	100%	7/04 (Target) 11/05 (Petsmart and shops) 3/06 (Dick's & Loews)	$39	$8		$8	21%	$7.4	(4)	—		—
The Town Center at Coconut Point Estero/Bonita Springs, FL	1.2 million square foot open-air retail center complex with a village component anchored by Dillard's, Muvico Theatres, and Barnes & Noble and a community center component anchored by Bed Bath & Beyond, Best Buy, DSW Shoe Warehouse, Office Max, Old Navy, PetsMart, Pier One, Ross Dress for Less, Ulta Cosmetics, Golfsmith, Sports Authority and Party City	50%	3/06 (Phase I) 9/06 (Phase II)	$242	$189		$95	10%	—		$59.8		$29.9

SIMON PROPERTY GROUP
U.S. Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of December 31, 2004

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage
Mall/ Location	Project Description		Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)	The Company's Share of Net Cost	Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Significant Redevelopment Projects with Incremental GLA
Aurora Mall Aurora, CO	Consolidate Foley's two locations into one state-of-the-art store, addition of Dillard's; mall renovation and new food court	100%	8/05 (Foley's & renov) 9/06 (Dillard's)	$62	$45	$45	10%	$16.6	—	—
SouthPark Charlotte, NC	Phase II—Demolition of Sears building and addition of Dick's Sporting Goods, small shops, food court, Joseph Beth Booksellers, McCormick & Schmick and Morton's	100%	10/04 2nd Qtr. 2005 (Joseph Beth & Restaurants)	$39	$31	$31	10%	$26.1	—	—
Other Redevelopment Projects with Incremental GLA
Broadway Square Tyler, TX	Lifestyle addition	100%	5/05
College Mall Bloomington, IN	Demolition of Lazarus and Kerasotes buildings for addition of small shop space, pad for T.G.I. Friday's and Dick's Sporting Goods	100%	4/05
Cordova Mall Pensacola, FL	Lifestyle addition	100%	4th Qtr. 2005
	Subtotal Other Redevelopment Projects with Incremental GLA			$21	$21	$21	8%	$9.1	$0.0	$0.0
Renovations
The Avenues Jacksonville, FL	Mall renovation	25%	3/05
Cielo Vista Mall El Paso, TX	Mall renovation and new Cinemark Theatre	100%	11/05
Haywood Mall Greenville, SC	Mall renovation	100%	10/05
Northwoods Mall Peoria, IL	Mall renovation and creation of food cluster	100%	11/05

SIMON PROPERTY GROUP
U.S. Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of December 31, 2004

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage
Mall/ Location	Project Description		Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)	The Company's Share of Net Cost	Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Treasure Coast Square Jensen Beach, FL	Mall and food court renovation	100%	6/05
	Subtotal Renovations			$53	$46	$41	8%	$1.1	$6.2	$1.6
Anchor/Big Box/Theater Activity
Boynton Beach Mall Boynton Beach, FL	Addition of Muvico Theater	100%	4th Qtr. 2005
Fashion Mall at Keystone, The Indianapolis, IN	Addition of Landmark Cinema and Crate & Barrel	100%	4th Qtr. 2005
Phipps Plaza Atlanta, GA	Nordstrom in former Lord & Taylor space	100%	3/05
South Hills Village Pittsburgh, PA	Addition of Barnes & Noble	100%	5/05
The Source Westbury, NY	Addition of David's Bridal and small shops	26%	7/05
Town Center at Boca Raton Boca Raton, FL	Neiman Marcus in former Lord & Taylor space	100%	11/05
Valley Mall Harrisonburg, VA	Addition of Target	50%	10/05
Washington Square Indianapolis, IN	Burlington Coat Factory in former JCPenney location; demolition of former Lazarus replaced by new Dick's Sporting Goods and Kerasotes Theatre on an outparcel	100%	3/04 (Burlington) 11/04 (Dick's) 3/05 (Kerasotes)
White Oaks Mall Springfield, IL	Cost Plus World Market and Linens 'N Things in former Montgomery Ward location	77%	5/05
	Subtotal Anchor/Big Box/Theater Activity			$128	$114	$98	12%	$26.3	$4.9	$2.4
Other Miscellaneous								$7.9	$2.3	$0.8
Total Construction in Progress(5)								$231.2	$196.7	$138.6
Land Held for Development								$135.7	$21.5	$10.7

*
Cost and return are based upon current budget assumptions. Actual results may vary.
(1)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.
(2)
Development costs were transferred from Construction-in-Progress to the fixed asset accounts for Clay Terrace (Total = $86.2 million and SPG's share = $43.1 million).
(3)
Due to our preference in the joint venture partnership, the Company is contributing 85% of the project costs.
(4)
Development costs were transferred from Construction-in-Progress to the fixed asset accounts for Rockaway Plaza (Total and SPG's share = $3.8 million).
(5)
Does not include the Company's European Retail Enterprises B.V. ("E.R.E.") and GCI initiatives.

SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of December 31, 2004

								Construction- in-Progress
Shopping center/ Location (Metropolitan area)	Project Description	Anchors	The Company's Ownership Percentage	Anticipated Opening	Projected Net Cost (in millions)		The Company's Share of Net Cost	Total	The Company's Share
New Development Projects (Under Construction):
Toki Premium Outlets—Nagoya, Japan	178,000 square foot single level outdoor outlet center	Adidas, Brooks Brothers, Bruno Magli, Coach, Eddie Bauer, Furla, Nautica, Nike, Timberland, Versace	40.0%	March 2005	$44	(1)	$18	$15	$6
Porta di Roma—Roma, Italy	Approx. 1.7 million of total GLA including a hypermarket, department store and do-it-yourself centers.	Auchan, LeRoy Merlin, Ikea, La Rinascente	19.6%	Fall 2006	€200	(2)	€39	€34	€7
Napoli Nola—Nola, Italy (Napoli)	Approx. 1.3 million of total GLA including a hypermarket and department store.	Auchan, Coin, La Rinascente, Holiday Inn, Mediaworld	22.1%	Summer 2006	€142	(2)	€31	€55	€12
Napoli Guigliano—Guigliano, Italy (Napoli)	Approx. 0.9 million of total GLA anchored by a hypermarket and includes a retail park.	Auchan, Leroy Merlin, Decathlon	19.6%	Summer 2006	€79	(2)	€15	€44	€9
Other projects (1 leasehold development)					€1		—	—	—

*
Cost and return are based upon current budget assumptions. Actual results may vary.
(1)
Japan construction payments are made twice—halfway and at completion. The center was actually 80% complete as of December 31, 2004.
(2)
Amounts do not include estimated cost of capital.

SIMON PROPERTY GROUP
The Company's Share of Total Debt Amortization and Maturities by Year
As of December 31, 2004
(In thousands)

Year	The Company's Share of Secured Consolidated Debt	The Company's Share of Unsecured Consolidated Debt	The Company's Share of Unconsolidated Joint Venture Debt	The Company's Share of Total Debt
2005	$217,627	$1,321,845	$181,099	$1,720,571
2006	324,924	2,443,695	465,464	3,234,083
2007	561,457	1,317,514	205,900	2,084,871
2008	630,251	350,000	348,510	1,328,761
2009	740,830	900,000	201,462	1,842,292
2010	729,782	760,475	249,475	1,739,732
2011	442,314	350,000	475,211	1,267,525
2012	359,431	450,000	214,132	1,023,563
2013	199,983	425,000	234,582	859,565
2014	468,845	700,000	163,099	1,331,944
Thereafter	72,249	450,000	11,093	533,342

Subtotal Face Amounts	$4,747,693	$9,468,529	$2,750,027	$16,966,249
Premiums (Discounts) on Indebtedness, Net	66,066	65,885	300	132,251
Fair Value Interest Rate Swaps	—	(4,447)	—	(4,447)

The Company's Share of Total Indebtedness	$4,813,759	$9,529,967	$2,750,327	$17,094,053

SIMON PROPERTY GROUP
Summary of Indebtedness
As of December 31, 2004
(In thousands)

	Total Indebtedness	The Company's Share of Indebtedness	Weighted Average Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$4,230,908	$4,051,121	6.50%	6.0
Floating Rate Debt (Hedged)(1)	209,209	209,209	3.43%	3.0
Floating Rate Debt	547,562	487,363	3.47%	2.2

Total Mortgage Debt	4,987,679	4,747,693	6.05%	5.6
Unsecured Debt
Fixed Rate	6,400,475	6,400,475	6.47%	5.1
Floating Rate Debt	2,643,054	2,643,054	2.95%	1.8

Subtotal	9,043,529	9,043,529	5.33%	4.2
Revolving Corporate Credit Facility	376,950	376,950	3.05%	1.3
Revolving Corporate Credit Facility (Hedged)(1)	48,050	48,050	3.05%	1.3

Subtotal	425,000	425,000	3.05%	1.3
Total Unsecured Debt	9,468,529	9,468,529	5.33%	4.2
Premium	161,827	159,103	N/A	N/A
Discount	(27,195)	(27,152)	N/A	N/A
Fair Value Interest Rate Swaps	(4,447)	(4,447)	N/A	N/A

Consolidated Mortgages and Other Indebtedness(2)	$14,586,393	$14,343,726	5.57%	4.6

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$5,355,506	$2,319,625	6.20%	5.4
Floating Rate Debt (Hedged)(1)	476,176	219,304	2.92%	2.6
Floating Rate Debt	548,911	202,674	3.84%	5.1

Total Mortgage Debt	6,380,593	2,741,603	5.76%	5.2
Premium	4,664	2,332	N/A	N/A
Discount	(4,136)	(2,032)	N/A	N/A

Joint Venture Mortgages and Other Indebtedness	$6,398,312	$2,750,327	5.76%	5.2

The Company's Share of Total Indebtedness		$17,094,053	5.63%	4.7

(1)
These debt obligations are hedged by interest rate cap agreements.

(2)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2004
(In thousands)

Property Name		Maturity Date	Interest Rate (1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Consolidated Indebtedness:
CPG Partners, LP (Yen Credit Facility)		04/01/05	1.31%	Variable	Unsecured	(19)	11,845	11,845
Shopping Center Associates (Bonds)		05/15/05	7.63%	Fixed	Unsecured		110,000	110,000
North East Mall		05/20/05	3.78%	Variable	Secured		140,000	140,000
Chesapeake Center	(10)	06/15/05	8.44%	Fixed	Secured		6,563	6,563
Grove at Lakeland Square, The	(10)	06/15/05	8.44%	Fixed	Secured		3,750	3,750
Terrace at Florida Mall, The	(10)	06/15/05	8.44%	Fixed	Secured		4,688	4,688
Simon Property Group, LP (Bonds)		06/15/05	6.75%	Fixed	Unsecured		300,000	300,000
Simon Property Group, LP (Medium Term Notes)		06/24/05	7.13%	Fixed	Unsecured		100,000	100,000
CPG Partners, LP (Bonds)		08/17/05	8.38%	Fixed	Unsecured		50,000	50,000
Simon Property Group, LP (Bonds)		10/27/05	6.88%	Fixed	Unsecured		150,000	150,000
Raleigh Springs Mall		12/09/05	4.40%	Variable	Secured		10,877	10,877
Treasure Coast Square—1		01/01/06	7.13%	Fixed	Secured		50,254	50,254
Treasure Coast Square—2		01/01/06	7.77%	Fixed	Secured		11,736	11,736
Simon Property Group, LP (Bonds)		01/20/06	7.38%	Fixed	Unsecured		300,000	300,000
Revolving Credit Facility	(2)	04/16/06	3.05%	Variable	Unsecured		425,000	425,000
Mall of Georgia Crossing		06/09/06	4.40%	Variable	Secured		32,575	32,575
Gulf View Square		10/01/06	8.25%	Fixed	Secured		33,402	33,402
Paddock Mall		10/01/06	8.25%	Fixed	Secured		26,566	26,566
Riverway	(2)	10/01/06	3.55%	Variable	Secured		110,000	110,000
Simon Property Group, LP (Acquisition Facility)		10/14/06	2.95%	Variable	Unsecured		1,800,000	1,800,000
Simon Property Group, LP (Bonds)		11/15/06	6.88%	Fixed	Unsecured		250,000	250,000
Simon Property Group, LP (Euro Term Loan)	(2)	12/16/06	2.73%	Variable	Unsecured	(14)	268,695	268,695
CPG Partners, LP (Peso Credit Facility)		01/27/07	10.56%	Variable	Unsecured	(20)	12,514	12,514
Simon Property Group, LP (Term Loan)	(2)	04/01/07	3.05%	Variable	Unsecured		250,000	250,000
Cielo Vista Mall—1	(4)	05/01/07	9.38%	Fixed	Secured		49,943	49,943
Cielo Vista Mall—3	(4)	05/01/07	6.76%	Fixed	Secured		36,033	36,033
Lakeline Mall		05/01/07	7.65%	Fixed	Secured		67,455	67,455
McCain Mall—1	(4)	05/01/07	9.38%	Fixed	Secured		23,320	23,320
McCain Mall—2	(4)	05/01/07	6.76%	Fixed	Secured		16,632	16,632
Valle Vista Mall—1	(4)	05/01/07	9.38%	Fixed	Secured		30,887	30,887
Valle Vista Mall—2	(4)	05/01/07	6.81%	Fixed	Secured		7,397	7,397
Wolfchase Galleria		06/30/07	7.80%	Fixed	Secured		73,292	69,258
Copley Place		08/01/07	7.44%	Fixed	Secured		177,677	174,385
Simon Property Group, LP (Medium Term Notes)		09/20/07	7.13%	Fixed	Unsecured		180,000	180,000
University Park Mall		10/01/07	7.43%	Fixed	Secured		58,189	34,913
CPG Partners, LP (Bonds)		10/21/07	7.25%	Fixed	Unsecured		125,000	125,000
Simon Property Group, LP (Bonds)		11/15/07	6.38%	Fixed	Unsecured		750,000	750,000
Bangor Mall		12/01/07	7.06%	Fixed	Secured		23,427	15,837
White Oaks Mall	(2)	02/25/08	3.50%	Variable	Secured		48,563	41,125

St. Johns Town Center	(2)	03/12/08		3.65%	Variable	Secured	100,022	50,011
Gateway Shopping Center	(2)	03/31/08		3.35%	Variable	Secured	86,000	83,250
Simon Property Group, LP (MOPPRS)		06/15/08		7.00%	Fixed	Unsecured	200,000	200,000
Gilroy Premium Outlets	(11)	07/11/08		6.99%	Fixed	Secured	67,242	67,242
Kittery Premium Outlets	(11)	07/11/08		6.99%	Fixed	Secured	11,132	11,132
Lighthouse Place Premium Outlets	(11)	07/11/08		6.99%	Fixed	Secured	46,399	46,399
Waterloo Premium Outlets	(11)	07/11/08		6.99%	Fixed	Secured	37,370	37,370
Simon Property Group, LP (Bonds)		08/28/08		5.38%	Fixed	Unsecured	150,000	150,000
Stanford Shopping Center		09/11/08	(13)	3.60%	Fixed	Secured	220,000	220,000
Arsenal Mall—1		09/28/08		6.75%	Fixed	Secured	32,501	32,501
College Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	35,653	35,653
College Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	11,103	11,103
Greenwood Park Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	29,861	29,861
Greenwood Park Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	57,365	57,365
Towne East Square—1		01/01/09		7.00%	Fixed	Secured	47,329	47,329
Towne East Square—2		01/01/09		6.81%	Fixed	Secured	23,145	23,145
Woodland Hills Mall		01/01/09		7.00%	Fixed	Secured	84,180	79,523
Simon Property Group, LP (Bonds)		01/30/09	(23)	3.75%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Bonds)		02/09/09		7.13%	Fixed	Unsecured	300,000	300,000
Penn Square Mall		03/01/09		7.03%	Fixed	Secured	70,305	66,435
CPG Partners, LP (Bonds)		03/15/09		3.50%	Fixed	Unsecured	100,000	100,000
Plaza Carolina—Fixed		05/09/09		5.10%	Fixed	Secured	98,996	98,996
Plaza Carolina—Variable Capped	(2)	05/09/09		3.30%	Variable	Secured	99,209	99,209
Plaza Carolina—Variable Floating	(2)	05/09/09		3.30%	Variable	Secured	59,525	59,525
Simon Property Group, LP (Bonds)		07/15/09		7.00%	Fixed	Unsecured	150,000	150,000
CPG Partners, LP (Bonds)		08/17/09		8.63%	Fixed	Unsecured	50,000	50,000
Bloomingdale Court	(9)	11/01/09		7.78%	Fixed	Secured	28,337	28,337
Forest Plaza	(9)	11/01/09		7.78%	Fixed	Secured	15,542	15,542
Lake View Plaza	(9)	11/01/09		7.78%	Fixed	Secured	20,660	20,660
Lakeline Plaza	(9)	11/01/09		7.78%	Fixed	Secured	22,651	22,651
Lincoln Crossing	(9)	11/01/09		7.78%	Fixed	Secured	3,127	3,127
Matteson Plaza	(9)	11/01/09		7.78%	Fixed	Secured	9,098	9,098
Muncie Plaza	(9)	11/01/09		7.78%	Fixed	Secured	7,866	7,866
Regency Plaza	(9)	11/01/09		7.78%	Fixed	Secured	4,264	4,264
St. Charles Towne Plaza	(9)	11/01/09		7.78%	Fixed	Secured	27,294	27,294
West Ridge Plaza	(9)	11/01/09		7.78%	Fixed	Secured	5,498	5,498
White Oaks Plaza	(9)	11/01/09		7.78%	Fixed	Secured	16,775	16,775
Simon Property Group, LP (Bonds)		03/18/10		4.88%	Fixed	Unsecured	300,000	300,000
CPG Partners, LP (Term Loan)		04/27/10	(22)	7.26%	Fixed	Unsecured	60,475	60,475
Trolley Square		08/01/10		9.03%	Fixed	Secured	28,918	26,026
Simon Property Group, LP (Bonds)		08/15/10		4.88%	Fixed	Unsecured	400,000	400,000
Coral Square		10/01/10		8.00%	Fixed	Secured	87,962	85,517
Crystal River		11/11/10		7.63%	Fixed	Secured	15,707	15,707
Forum Shops at Caesars, The		12/01/10		4.78%	Fixed	Secured	550,000	550,000
Biltmore Square		12/11/10		7.95%	Fixed	Secured	26,000	26,000
Port Charlotte Town Center		12/11/10		7.98%	Fixed	Secured	52,877	42,302

Oxford Valley Mall		01/10/11	6.76%	Fixed	Secured	84,397	55,428
Simon Property Group, LP (Bonds)		01/20/11	7.75%	Fixed	Unsecured	200,000	200,000
CPG Partners, LP (Bonds)		02/01/11	8.25%	Fixed	Unsecured	150,000	150,000
Henderson Square		07/01/11	6.94%	Fixed	Secured	15,453	12,206
Ingram Park Mall	(8)	08/11/11	6.99%	Fixed	Secured	81,527	81,527
Knoxville Center	(8)	08/11/11	6.99%	Fixed	Secured	61,737	61,737
Northlake Mall	(8)	08/11/11	6.99%	Fixed	Secured	71,221	71,221
Towne West Square	(8)	08/11/11	6.99%	Fixed	Secured	53,366	53,366
Tacoma Mall		10/01/11	7.00%	Fixed	Secured	130,308	130,308
CPG Partners, LP (Bonds)		06/15/12	6.88%	Fixed	Unsecured	100,000	100,000
Simon Property Group, LP (Bonds)		08/28/12	6.35%	Fixed	Unsecured	350,000	350,000
Anderson Mall		10/10/12	6.20%	Fixed	Secured	29,413	29,413
Century III Mall	(6)	10/10/12	6.20%	Fixed	Secured	86,827	86,827
Crossroads Mall		10/10/12	6.20%	Fixed	Secured	43,608	43,608
Forest Mall	(7)	10/10/12	6.20%	Fixed	Secured	17,463	17,463
Highland Lakes Center	(6)	10/10/12	6.20%	Fixed	Secured	16,097	16,097
Longview Mall	(6)	10/10/12	6.20%	Fixed	Secured	32,681	32,681
Markland Mall	(7)	10/10/12	6.20%	Fixed	Secured	23,122	23,122
Midland Park Mall	(7)	10/10/12	6.20%	Fixed	Secured	33,756	33,756
Palm Beach Mall		10/10/12	6.20%	Fixed	Secured	53,999	53,999
Richmond Towne Square	(7)	10/10/12	6.20%	Fixed	Secured	47,413	47,413
Las Vegas Outlet Center		12/10/12	8.12%	Fixed	Secured	21,789	21,789
CPG Partners, LP (Bonds)		01/15/13	6.00%	Fixed	Unsecured	150,000	150,000
Factory Stores of America—Boaz	(12)	03/10/13	9.10%	Fixed	Secured	2,813	2,813
The Factory Shoppes at Branson Meadows	(12)	03/10/13	9.10%	Fixed	Secured	9,618	9,618
MacGregor Village	(12)	03/10/13	9.10%	Fixed	Secured	6,926	6,926
Factory Stores of America—Georgetown	(12)	03/10/13	9.10%	Fixed	Secured	6,666	6,666
Factory Stores of America—Graceville	(12)	03/10/13	9.10%	Fixed	Secured	1,981	1,981
Dare Centre	(12)	03/10/13	9.10%	Fixed	Secured	1,722	1,722
Factory Stores of America—Lebanon	(12)	03/10/13	9.10%	Fixed	Secured	1,664	1,664
Factory Stores of America—Nebraska City	(12)	03/10/13	9.10%	Fixed	Secured	1,563	1,563
North Ridge Shopping Center	(12)	03/10/13	9.10%	Fixed	Secured	8,459	8,459
Factory Stores of America—Story City	(12)	03/10/13	9.10%	Fixed	Secured	1,933	1,933
Carolina Premium Outlets—Smithfield	(12)	03/10/13	9.10%	Fixed	Secured	20,681	20,681
The Crossings Premium Outlets		03/13/13	5.85%	Fixed	Secured	59,127	59,127
Simon Property Group, LP (Bonds)		03/15/13	5.45%	Fixed	Unsecured	200,000	200,000
Battlefield Mall		07/01/13	4.60%	Fixed	Secured	100,000	100,000
Retail Property Trust (Bonds)		09/01/13	7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Bonds)		01/30/14	4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14	6.05%	Fixed	Secured	31,553	9,971
Montgomery Mall		05/11/14	5.17%	Fixed	Secured	95,264	51,824

Chesapeake Square		08/01/14	5.84%	Fixed	Secured		73,000	54,750
Brunswick Square		08/11/14	5.65%	Fixed	Secured		86,000	86,000
Simon Property Group, LP (Bonds)		08/15/14	5.63%	Fixed	Unsecured		500,000	500,000
Boardman Plaza		07/01/14	5.94%	Fixed	Secured		23,598	23,598
Cheltenham Square		07/01/14	5.89%	Fixed	Secured		54,941	54,941
Desoto Square		07/01/14	5.89%	Fixed	Secured		64,153	64,153
Upper Valley Mall		07/01/14	5.89%	Fixed	Secured		47,904	47,904
Washington Square		07/01/14	5.94%	Fixed	Secured		30,693	30,693
West Ridge Mall		07/01/14	5.89%	Fixed	Secured		68,711	68,711
DeKalb Plaza		01/01/15	5.28%	Fixed	Secured		3,500	1,832
Retail Property Trust (Bonds)		03/15/16	7.88%	Fixed	Unsecured		250,000	250,000
Arsenal Mall—2		05/05/16	8.20%	Fixed	Secured		1,652	1,652
Simon Property Group, LP (Bonds)		06/15/18	7.38%	Fixed	Unsecured		200,000	200,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured		36,647	36,647
Keystone at the Crossing		07/01/27	7.85%	Fixed	Secured		59,594	59,594

Total Consolidated Indebtedness at Face Value							14,456,208	14,216,222

Premium on Fixed-Rate Indebtedness							161,827	159,103
Discount on Fixed-Rate Indebtedness							(27,195)	(27,152)
Fair Value Interest Rate Swaps							(4,447)	(4,447)

Total Consolidated Indebtedness							14,586,393	14,343,726

Joint Venture Indebtedness
Westchester, The—1		09/01/05	8.74%	Fixed	Secured		142,640	57,056
Westchester, The—2		09/01/05	7.20%	Fixed	Secured		50,376	20,150
Houston Galleria—1		12/01/05	7.93%	Fixed	Secured		215,378	67,812
Cobblestone Court		01/01/06	7.64%	Fixed	Secured		10,597	3,709
Crystal Court		01/01/06	7.64%	Fixed	Secured		2,767	968
Fairfax Court		01/01/06	7.64%	Fixed	Secured		12,997	3,412
Gaitway Plaza		01/01/06	7.64%	Fixed	Secured		8,997	2,099
Plaza at Buckland Hills, The		01/01/06	7.64%	Fixed	Secured		17,072	5,975
Ridgewood Court		01/01/06	7.64%	Fixed	Secured		7,447	2,606
Village Park Plaza		01/01/06	7.64%	Fixed	Secured		18,377	6,432
West Town Corners		01/01/06	7.64%	Fixed	Secured		10,997	2,567
Willow Knolls Court		01/01/06	7.64%	Fixed	Secured		10,722	3,753
CMBS Loan—Fixed (encumbers 13 Properties)	(5)	05/15/06	7.52%	Fixed	Secured		357,100	178,550
CMBS Loan—1 Floating (encumbers 13 Properties)	(5)	05/15/06	2.81%	Variable	Secured		186,500	93,250
CMBS Loan—2 Floating (encumbers 13 Properties)	(5)	05/15/06	2.77%	Variable	Secured		81,400	40,700
Great Northeast Plaza		06/01/06	9.04%	Fixed	Secured		16,511	8,256
Smith Haven Mall		06/01/06	7.86%	Fixed	Secured		115,000	28,750
Montreal Forum—Canada	(2)	08/08/06	5.76%	Variable	Secured	(17)	46,278	16,487

Lehigh Valley Mall		10/10/06	7.90%	Fixed	Secured		46,091	11,469
Greendale Mall		12/10/06	8.23%	Fixed	Secured		40,326	19,815
Gwinnett Place—1		04/01/07	7.54%	Fixed	Secured		36,894	18,447
Gwinnett Place—2		04/01/07	7.25%	Fixed	Secured		81,550	40,775
Town Center at Cobb—1		04/01/07	7.54%	Fixed	Secured		46,948	23,474
Town Center at Cobb—2		04/01/07	7.25%	Fixed	Secured		62,001	31,001
Gotemba Premium Outlets—Variable		09/30/07	2.10%	Variable	Secured	(21)	26,988	10,795
Houston Galleria—2	(2)	06/25/07	3.90%	Variable	Secured		84,711	26,671
Mall at Rockingham		09/01/07	7.88%	Fixed	Secured		95,748	23,524
Clay Terrace Partners	(2)	01/20/08	3.90%	Variable	Secured		80,008	40,004
Metrocenter		02/28/08	8.45%	Fixed	Secured		28,154	14,077
Aventura Mall—A		04/06/08	6.55%	Fixed	Secured		141,000	47,000
Aventura Mall—B		04/06/08	6.60%	Fixed	Secured		25,400	8,467
Aventura Mall—C		04/06/08	6.89%	Fixed	Secured		33,600	11,200
West Town Mall		05/01/08	6.90%	Fixed	Secured		76,000	38,000
Mall of New Hampshire—1		10/01/08	6.96%	Fixed	Secured		99,108	48,699
Mall of New Hampshire—2		10/01/08	8.53%	Fixed	Secured		8,164	4,012
Fashion Valley Mall—1		10/11/08	6.49%	Fixed	Secured		163,936	81,968
Fashion Valley Mall—2		10/11/08	6.58%	Fixed	Secured		29,124	14,562
Whitehall Mall		11/01/08	6.77%	Fixed	Secured		13,816	5,457
Galleria Commerciali Italia— Facility C		12/22/08	2.78%	Variable	Unsecured	(16)	17,191	8,424
Source, The		03/11/09	6.65%	Fixed	Secured		124,000	31,000
Shops at Sunset Place, The	(2)	05/09/09	3.15%	Variable	Secured		98,276	36,854
Seminole Towne Center	(2)	06/30/09	3.05%	Variable	Secured		70,000	31,500
Fashion Centre Pentagon Office		07/09/09	3.15%	Variable	Secured		40,000	17,000
Sano Premium Outlets		08/31/09	2.45%	Fixed	Secured	(21)	50,226	20,090
Apple Blossom Mall		09/10/09	7.99%	Fixed	Secured		39,159	19,242
Auburn Mall		09/10/09	7.99%	Fixed	Secured		45,845	22,527
Toki Premium Outlets		10/30/09	1.14%	Variable	Secured	(21)	15,590	6,236
Mall at Chestnut Hill		02/02/10	8.45%	Fixed	Secured		14,536	6,864
Mall of Georgia		07/01/10	7.09%	Fixed	Secured		197,450	98,725
Florida Mall, The		12/10/10	7.55%	Fixed	Secured		260,274	130,137
Atrium at Chestnut Hill		03/11/11	6.89%	Fixed	Secured		47,264	23,224
Cape Cod Mall		03/11/11	6.80%	Fixed	Secured		96,084	47,213
Highland Mall		07/11/11	6.83%	Fixed	Secured		68,513	34,257
Villabe A6—Bel'Est		08/01/11	3.13%	Variable	Secured	(18)	13,790	4,785
Fashion Centre Pentagon Retail		09/11/11	6.63%	Fixed	Secured		161,181	68,502
Bay 1 (Torcy)		12/01/11	3.93%	Variable	Secured	(18)	19,511	6,770
Zakopianka Shopping Center		12/01/11	6.82%	Fixed	Secured	(15)	18,264	6,338
Galleria Commerciali Italia— Facility A		12/22/11	3.18%	Fixed	Secured	(16)	295,256	144,675
Galleria Commerciali Italia— Facility B		12/22/11	3.28%	Fixed	Secured	(16)	347,922	170,482
Borek Shopping Center		02/01/12	6.19%	Fixed	Secured	(15)	19,634	6,813

Dadeland Mall	02/11/12	6.75%	Fixed	Secured		194,127	97,064
Square One	03/11/12	6.73%	Fixed	Secured		92,341	45,374
Crystal Mall	09/11/12	5.62%	Fixed	Secured		102,952	76,770
Emerald Square Mall	03/01/13	5.13%	Fixed	Secured		141,507	69,533
Avenues, The	04/01/13	5.29%	Fixed	Secured		78,100	19,525
Circle Centre Mall	04/11/13	5.02%	Fixed	Secured		78,122	11,460
Bay 2 (Torcy)	06/01/13	3.33%	Variable	Secured	(18)	74,525	25,860
Solomon Pond	08/01/13	3.97%	Fixed	Secured		114,000	56,017
Tosu Premium Outlets	08/24/13	2.60%	Fixed	Secured	(21)	15,975	6,390
Miami International Mall	10/01/13	5.35%	Fixed	Secured		97,500	46,582
Liberty Tree Mall	10/11/13	5.22%	Fixed	Secured		35,000	17,198
Wilenska Station Shopping Center	11/01/13	4.08%	Variable	Secured	(18)	44,112	15,307
Northshore Mall	03/11/14	5.03%	Fixed	Secured		210,000	103,189
Turzyn Shopping Center	06/01/14	6.56%	Fixed	Secured	(15)	27,494	9,540
Dabrowka Shopping Center	07/01/14	6.22%	Fixed	Secured	(15)	5,818	2,019
Gotemba Premium Outlets—Fixed	10/25/14	2.00%	Fixed	Secured	(21)	12,082	4,833
Rinku Premium Outlets	10/25/14	2.33%	Fixed	Secured	(21)	45,114	18,046
Arkadia Shopping Center	11/01/14	4.28%	Variable	Secured	(18)	143,398	49,759
Indian River Commons	11/01/14	5.21%	Fixed	Secured		9,645	4,823
Indian River Mall	11/01/14	5.21%	Fixed	Secured		65,355	32,678
Quaker Bridge Mall	04/01/16	7.03%	Fixed	Secured		23,339	9,218
King of Prussia Mall—1	01/01/17	7.49%	Fixed	Secured		183,906	23,607
King of Prussia Mall—2	01/01/17	8.53%	Fixed	Secured		12,683	1,628

Total Joint Venture Indebtedness at Face Value						$6,397,784	$2,750,027

Premium on JV Fixed-Rate Indebtedness						4,664	2,332
Discount on JV Fixed-Rate Indebtedness						(4,136)	(2,032)

Total Joint Venture Indebtedness						$6,398,312	$2,750,327

The Company's Share of Total Indebtedness							$17,094,053

(Footnotes on following page)

(Footnotes for preceding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of December 31, 2004: LIBOR at 2.4%; EURIBOR at 2.13%.

(2)
Includes applicable extensions available at Company's option.

(3)
These two Properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen of the Properties (Eastland Mall, Southern Hills Mall, Lindale Mall, Southridge Mall, Granite Run Mall, Lake Square Mall, Northpark Mall, Southpark Mall, Valley Mall, Mesa Mall, Empire Mall, Empire East Mall and Rushmore Mall). A weighted average rate is used.

(6)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(7)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(10)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(11)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(12)
These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(13)
Simultaneous with the issuance of this loan, the Company entered into a $70 million notional amount variable rate swap agreement which is designated as a hedge against this loan. As of December 31, 2004, after including the impacts of this swap, the terms of the loan are effectively $150 million fixed at 3.60% and $70 million variable rate at 2.40%.

(14)
Amounts shown in USD Equivalent. Euro equivalent is 196.9 million.

(15)
Amounts shown in USD Equivalent. Euro equivalent is 52.2 million.

(16)
Amounts shown in USD Equivalent. Euro equivalent is 484.0 million. Associated with these loans are interest rate swap agreements with a total combined 50 million euros notional amount that effectively fixes this pool of loans at 3.81%.

(17)
Amounts shown in USD Equivalent. Canadian Dollar equivalent is 56.0 million.

(18)
Amounts shown in USD Equivalent. Euro equivalent is 216.5 million. Associated with these loans are interest rate swap agreements with a total combined 210.6 million euros notional amount that effectively fix these loans at a combined 5.00%.

(19)
Amounts shown in USD Equivalent. Yen equivalent is 1,215.7 million.

(20)
Amounts shown in USD Equivalent. Peso equivalent is 139.5 million.

(21)
Amounts shown in USD Equivalent. Yen equivalent is 17,033.9 million.

(22)
Through an interest rate swap agreement, effectively fixed through January 1, 2006 at the all-in interest rate presented.

(23)
The Company has $300 million notional amount variable rate swap agreement which is a designated hedge against this unsecured note effectively converting to a six month LIBOR variable rate.

SIMON PROPERTY GROUP
Unencumbered Assets
As of December 31, 2004

Property Name	City	State
Regional Malls:
University Mall	Little Rock	AR
Southgate Mall	Yuma	AZ
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Aurora Mall	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Town Center at Boca Raton	Boca Raton	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Alton Square	Alton	IL
Chicago Premium Outlets	Chicago	IL
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Prien Lake Mall	Lake Charles	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN

Independence Center	Independence	MO
SouthPark Mall	Charlotte	NC
Pheasant Lane	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Las Vegas Premium Outlets	Las Vegas	NV
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Summit Mall	Akron	OH
Eastland Mall	Tulsa	OK
Heritage Park Mall	Midwest City	OK
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Shops at North East Mall	Hurst	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Community Centers:
Waterford Lakes Town Center	Orlando	FL

Countryside Plaza	Countryside	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Brightwood Plaza	Indianapolis	IN
Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Wabash Village	West Lafayette	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Dare Center	Kill Devil Hills	NC
Rockaway Convenience Center	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Northland Plaza	Columbus	OH
Eastland Plaza	Tulsa	OK
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Celina Plaza	El Paso	TX
Ingram Plaza	San Antonio	TX
Martinsville Plaza	Martinsville	VA
Office:
O'Hare International Center	Rosemont	IL
Premium Outlets:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA

Clinton Crossings Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Liberty Village Premium Outlets	Flemington	NJ
Santa Fe Premium Outlets	Santa Fe	NM
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Commons Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Patriot Plaza Premium Outlets	Willliamsburg	VA
Other:
Factory Stores of America—West Frankfort	West Frankfort	IL
Factory Stores of America—Hanson	Hanson	KY
Factory Stores of America—Arcadia	Arcadia	LA
Factory Stores of America—Tupelo	Tupelo	MS
Jackson Outlet Village	Jackson	NJ
Factory Stores of America—Crossville	Crossville	TN
Factory Stores of America—Tri-Cities	Blountville	TN
Factory Stores of America—Union City	Union City	TN
Factory Stores of America—Draper	Draper	UT
Factory Stores of North Bend	North Bend	WA
Johnson Creek Outlet Center	Johnson Creek	WI

SIMON PROPERTY GROUP

Preferred Stock/Units Outstanding

As of December 31, 2004

($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series F 8.75% Cumulative Redeemable(1)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G 7.89% Cumulative Step-Up Premium Rate(2)	3,000,000	$50	$150,000	SPGPrG
Simon Property Group, Inc.	Series I 6% Convertible Perpetual Preferred(3)	13,638,019	$50	$681,901	SPGPrI
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(4)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible(5)	1,529,439	$28	$42,824	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable(6)	1,444,856	$30	$43,346	N/A
Simon Property Group, L.P.	Series I 6% Convertible Perpetual(3)	4,377,487	$50	$218,874	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable(7)	255,373	$100	$25,537	N/A
Simon Property Group, L.P.	7.75%/8.00% Cumulative Redeemable	822,588	$100	$82,259	N/A

(1)
The shares are redeemable on or after September 29, 2006. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on December 31, 2004, was $26.91 per share.

(2)
The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on December 31, 2004 was $53.22 per share.

(3)
Each unit/share is convertible into 0.783 of a share of common stock if certain conditions are met.

(4)
Each share is redeemable on or after October 15, 2027.

(5)
Each unit/share is convertible into 0.75676 of a share of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.

(6)
Each unit/share is not redeemable prior to August 27, 2009.

(7)
Each unit/share is not redeemable prior to November 10, 2006.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Changes in Common Shares and Unit Ownership For the Period from December 31, 2003 through December 31, 2004
SIMON PROPERTY GROUP Selected Financial and Equity Information As of December 31, 2004 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP, INC. Unaudited Pro-Rata Balance Sheet As of December 31, 2004
SIMON PROPERTY GROUP, INC. Unaudited Pro-Rata Statement of Operations For The Three Months Ended December 31, 2004
SIMON PROPERTY GROUP, INC. Unaudited Pro-Rata Statement of Operations For The Twelve Months Ended December 31, 2004
Simon Property Group Reconciliation of NOI to Net Income As of December 31, 2004
Simon Property Group Computation of Comparable Property NOI Growth As of December 31, 2004
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense (In thousands)
SIMON PROPERTY GROUP NOI Composition For the Twelve Months Ended December 31, 2004
SIMON PROPERTY GROUP U.S. Portfolio GLA, Occupancy & Rent Data As of December 31, 2004
SIMON PROPERTY GROUP Regional Mall Operational Information As of December 31, 2004 Unaudited
SIMON PROPERTY GROUP Regional Mall Lease Expirations(1) As of December 31, 2004
SIMON PROPERTY GROUP Regional Mall Top Tenants As of December 31, 2004 (Square Feet in 000's)
SIMON PROPERTY GROUP Regional Mall Anchor/Big Box Openings 2004-2006
SIMON PROPERTY GROUP, INC. Regional Mall Property Listing U.S. Properties
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Operational Information As of December 31, 2004 Unaudited
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Lease Expirations(1) As of December 31, 2004 (Square Feet in 000's)
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Top Tenants As of December 31, 2004 (Square Feet in 000's)
SIMON PROPERTY GROUP, INC. U.S. Premium Outlet Centers Property Listing
SIMON PROPERTY GROUP Community Centers Operational Information As of December 31, 2004 Unaudited
SIMON PROPERTY GROUP Community Centers Lease Expirations(1) As of December 31, 2004
SIMON PROPERTY GROUP Community Centers Top Tenants As of December 31, 2004 (Square Feet in 000's)
SIMON PROPERTY GROUP, INC. Community Centers Property Listing
SIMON PROPERTY GROUP International Operational Information(1) As of December 31, 2004 Unaudited
SIMON PROPERTY GROUP, INC. International Property Listing
SIMON PROPERTY GROUP Capital Expenditures in the U.S. Portfoliop For the Twelve Months Ended December 31, 2004 (In millions)
SIMON PROPERTY GROUP U.S. Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of December 31, 2004
SIMON PROPERTY GROUP U.S. Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of December 31, 2004
SIMON PROPERTY GROUP U.S. Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of December 31, 2004
SIMON PROPERTY GROUP International Development Activity Report* Project Overview, Construction-in-Progress As of December 31, 2004
SIMON PROPERTY GROUP The Company's Share of Total Debt Amortization and Maturities by Year As of December 31, 2004 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of December 31, 2004 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of December 31, 2004 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of December 31, 2004
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of December 31, 2004 ($ in 000's, except per share amounts)